                               CUSTODIAN AGREEMENT

   This Agreement  between the registered  investment  companies having executed this Agreement,  each a corporation organized and existing under the laws of the state of Kansas (each a "FUND" and collectively  the "FUNDS"),  and STATE STREET
BANK and TRUST COMPANY, a Massachusetts trust company (the "CUSTODIAN"),

                                  WITNESSETH:

   WHEREAS,  each Fund is  authorized to issue shares in separate  series,  with each such series  representing  interests in a separate  portfolio of securities and other assets; and

   WHEREAS, each Fund intends that this Agreement be applicable to the series of the Fund  listed on  Schedule  I (such  series  together  with all other  series subsequently  established  by the Funds and made  subject to this  Agreement  in accordance with Section 18, be referred to herein as the "PORTFOLIO(S)");

   NOW  THEREFORE,  in  consideration  of the mutual  covenants  and  agreements hereinafter contained, the parties hereto agree as follows:

SECTION 1.  EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT

Each Fund hereby  employs the  Custodian  as the  custodian of the assets of its respective  Portfolios,  including  securities  which the Fund, on behalf of the applicable  Portfolio  desires to be held in places  within  the  United  States
("DOMESTIC  SECURITIES") and securities it desires to be held outside the United
States   ("FOREIGN   SECURITIES").   Each  Fund  on  behalf  of  its  respective
Portfolio(s)  agrees to deliver to the Custodian all  securities and cash of the
Portfolios,  and all  payments  of  income,  payments  of  principal  or capital distributions  received  by it  with  respect  to all  securities  owned  by the
Portfolio(s)  from time to time, and the cash  consideration  received by it for such new or treasury  shares of  beneficial  interest  of the Fund  representing interests  in the  Portfolios  ("SHARES")  as may be issued or sold from time to time.  The Custodian  shall not be  responsible  for any property of a Portfolio held or received by the Portfolio and not delivered to the Custodian.

   Upon receipt of "PROPER  INSTRUCTIONS"  (as such term is defined in Section 6 hereof), the Custodian shall on behalf of the applicable  Portfolio(s) from time to time employ one or more sub-custodians located in the United States, but only in accordance with an applicable vote by the Board of Directors of the Fund (the
"BOARD")  on  behalf  of the  applicable  Portfolio(s),  and  provided  that the
Custodian shall have no more or less  responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than if the action or omission was that of the Custodian itself. The Custodian may employ as sub-custodian  for the Fund's  foreign  securities  on behalf of the  applicable
Portfolio(s)   the  foreign   banking   institutions   and  foreign   securities
depositories  designated in Schedules A and B hereto but only in accordance with the applicable provisions of Sections 3 and 4.

SECTION 2.  DUTIES OF THE  CUSTODIAN  WITH RESPECT TO PROPERTY OF EACH FUND HELD
            BY THE CUSTODIAN IN THE UNITED STATES

   SECTION 2.1  HOLDING  SECURITIES.  The  Custodian  shall hold and  physically segregate for the account of each Portfolio all non-cash property, to be held by it in the  United  States  including  all  domestic  securities  owned  by  such
Portfolio,  other than (a) securities  which are maintained  pursuant to Section
2.8  in a  clearing  agency  which  acts  as a  securities  depository  or  in a book-entry  system  authorized by the U.S.  Department of the Treasury  (each, a
"U.S.  SECURITIES SYSTEM") and (b) commercial paper of an issuer for which State
Street Bank and Trust Company acts as issuing and paying agent ("DIRECT  PAPER")
which is deposited and/or maintained in the Direct Paper System of the Custodian
(the "DIRECT PAPER SYSTEM") pursuant to Section 2.9.

   SECTION 2.2 DELIVERY OF SECURITIES.  The Custodian  shall release and deliver domestic  securities  owned by a Portfolio  held by the  Custodian  or in a U.S.
Securities  System account of the Custodian or in the  Custodian's  Direct Paper
book entry system account  ("DIRECT PAPER SYSTEM  ACCOUNT") only upon receipt of
Proper  Instructions  on  behalf  of  the  applicable  Portfolio,  which  may be continuing  instructions when deemed appropriate by the parties, and only in the following cases:

    1)  Upon  sale of such  securities  for the  account  of the  Portfolio  and receipt of payment therefor;

    2)  Upon the receipt of payment in connection with any repurchase  agreement related to such securities entered into by the Portfolio;

    3)  In the case of a sale  effected  through a U.S.  Securities  System,  in accordance with the provisions of Section 2.8 hereof;

    4)  To the  depository  agent in  connection  with  tender or other  similar offers for securities of the Portfolio;

    5)  To the  issuer  thereof or its agent when such  securities  are  called, redeemed,  retired or otherwise  become  payable;  provided that, in any such case,  the cash or other  consideration  is to be  delivered to the
        Custodian;

    6)  To the issuer thereof,  or its agent,  for transfer into the name of the
        Portfolio  or into the name of any nominee or nominees of the  Custodian or into the name or  nominee  name of any agent  appointed  pursuant  to
        Section  2.7 or into  the  name  or  nominee  name of any  sub-custodian appointed  pursuant to Section 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; PROVIDED that, in any such case, the new securities are to be delivered to the Custodian;

    7)  Upon the sale of such  securities for the account of the  Portfolio,  to the broker or its clearing agent,  against a receipt, for examination in accordance  with "street  delivery"  custom;  provided  that in any such case, the Custodian  shall have no  responsibility  or liability for any loss  arising from the  delivery of such  securities  prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

    8)  For   exchange   or   conversion   pursuant   to  any  plan  of  merger,
        consolidation,  recapitalization,  reorganization or readjustment of the securities of the issuer of such  securities,  or pursuant to provisions for conversion contained in such securities,  or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

    9)  In the case of warrants,  rights or similar  securities,  the  surrender thereof in the exercise of such warrants,  rights or similar  securities or the  surrender  of  interim  receipts  or  temporary  securities  for definitive  securities;  provided  that,  in  any  such  case,  the  new securities and cash, if any, are to be delivered to the Custodian;

   10)  For  delivery in  connection  with any loans of  securities  made by the
        Portfolio,  BUT ONLY against  receipt of adequate  collateral  as agreed upon  from time to time by the  Custodian  and the Fund on behalf of the
        Portfolio, which may be in the form of cash or obligations issued by the
        United States government, its agencies or instrumentalities, except that in connection  with any loans for which  collateral is to be credited to the Custodian's  account in the book-entry system authorized by the U.S.
        Department  of the Treasury,  the  Custodian  will not be held liable or responsible for the delivery of securities  owned by the Portfolio prior to the receipt of such collateral;

   11)  For delivery as security in connection with any borrowing by the Fund on behalf  of the  Portfolio  requiring  a pledge  of assets by the Fund on behalf of the Portfolio, BUT ONLY against receipt of amounts borrowed;

   12)  For delivery in accordance  with the  provisions of any agreement  among the Fund on behalf of the Portfolio,  the Custodian and a  broker-dealer registered  under the  Securities  Exchange  Act of 1934 (the  "EXCHANGE
        ACT") and a member of The National  Association  of Securities  Dealers,
        Inc.  ("NASD"),  relating  to  compliance  with the rules of The Options
        Clearing Corporation and of any registered national securities exchange, or of any similar  organization or  organizations,  regarding  escrow or other  arrangements in connection with  transactions by the Portfolio of the Fund;

   13)  For delivery in accordance  with the  provisions of any agreement  among the Fund on  behalf  of the  Portfolio,  the  Custodian,  and a  futures
        commission   merchant  registered  under  the  Commodity  Exchange  Act, relating to compliance  with the rules of the Commodity  Futures Trading
        Commission   ("CFTC")  and/or  any  contract  market,   or  any  similar
        organization or organizations,  regarding account deposits in connection with transactions by the Portfolio of the Fund;

   14)  Upon receipt of  instructions  from the transfer agent for the Fund (the
        "TRANSFER  AGENT") for delivery to such Transfer Agent or to the holders of Shares in connection with  distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional  information  of  the  Fund  related  to the  Portfolio  (the
        "PROSPECTUS"),  in  satisfaction  of  requests  by holders of Shares for repurchase or redemption; and

   15)  For  any  other  proper  purpose,   BUT  ONLY  upon  receipt  of  Proper
        Instructions  from  the  Fund  on  behalf  of the  applicable  Portfolio specifying  the  securities of the  Portfolio to be  delivered,  setting forth the purpose for which such delivery is to be made,  declaring such purpose  to be a proper  corporate  purpose,  and  naming  the person or persons to whom delivery of such securities shall be made.

   SECTION 2.3  REGISTRATION  OF  SECURITIES.  Domestic  securities  held by the
Custodian (other than bearer  securities) shall be registered in the name of the
Portfolio  or in the name of any nominee of the Fund on behalf of the  Portfolio or of any nominee of the Custodian  which nominee shall be assigned  exclusively to the Portfolio, UNLESS the Fund has authorized in writing the appointment of a nominee to be used in common with other registered  investment  companies having the same investment adviser as the Portfolio,  or in the name or nominee name of any agent  appointed  pursuant to Section 2.7 or in the name or nominee  name of any sub-custodian  appointed  pursuant to Section 1. All securities  accepted by the Custodian on behalf of the Portfolio under the terms of this Agreement shall be in "street name" or other good delivery form. If,  however,  the Fund directs the Custodian to maintain  securities  in "street  name",  the  Custodian  shall utilize  its best  efforts  only to timely  collect  income due the Fund on such securities  and to notify  the Fund on a best  efforts  basis  only of  relevant corporate actions including, without limitation,  pendency of calls, maturities, tender or exchange offers.

   SECTION 2.4 BANK ACCOUNTS.  The Custodian  shall open and maintain a separate bank account or accounts in the United  States in the name of each  Portfolio of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold in such account or accounts,  subject to the  provisions  hereof,  all cash received by it from or for the account of the
Portfolio,  other  than  cash  maintained  by the  Portfolio  in a bank  account established and used in accordance with Rule 17f-3 under the Investment  Company
Act of 1940,  as amended (the "1940  ACT").  Funds held by the  Custodian  for a
Portfolio  may be  deposited  by it to its credit as  Custodian  in the  Banking
Department of the Custodian or in such other banks or trust  companies as it may in its discretion  deem necessary or desirable;  PROVIDED,  however,  that every such bank or trust  company  shall be qualified to act as a custodian  under the
1940 Act and that each such bank or trust  company and the funds to be deposited with  each  such  bank or trust  company  shall  on  behalf  of each  applicable
Portfolio  be approved  by vote of a majority of the Board.  Such funds shall be
deposited  by  the   Custodian  in  its  capacity  as  Custodian  and  shall  be withdrawable by the Custodian only in that capacity.

   SECTION 2.5  COLLECTION OF INCOME.  Subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to registered domestic securities held hereunder to which each Portfolio shall  be  entitled  either  by law or  pursuant  to  custom  in the  securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic  securities if, on the date of payment by the issuer, such  securities are held by the Custodian or its agent thereof and shall credit such income,  as  collected,  to such  Portfolio's  custodian  account.  Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income  items  requiring  presentation  as and when they become due and shall  collect  interest  when due on  securities  held hereunder.  Income due each  Portfolio  on  securities  loaned  pursuant  to the provisions  of Section  2.2 (10) shall be the  responsibility  of the Fund.  The
Custodian will have no duty or  responsibility  in connection  therewith,  other than to provide the Fund with such  information  or data as may be  necessary to assist the Fund in  arranging  for the timely  delivery to the  Custodian of the income to which the Portfolio is properly entitled.

   SECTION 2.6 PAYMENT OF FUND MONIES.  Upon receipt of Proper  Instructions  on behalf of the applicable  Portfolio,  which may be continuing  instructions when deemed  appropriate  by the  parties,  the  Custodian  shall pay out monies of a
Portfolio in the following cases only:

    1)  Upon the purchase of domestic securities,  options, futures contracts or options on futures  contracts  for the account of the Portfolio but only
        (a) against the delivery of such securities or evidence of title to such options,  futures  contracts  or  options on  futures  contracts  to the
        Custodian (or any bank,  banking firm or trust company doing business in the United States or abroad which is qualified under the 1940 Act to act as a custodian and has been designated by the Custodian as its agent for this purpose)  registered in the name of the Portfolio or in the name of a nominee  of the  Custodian  referred  to in  Section  2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in
        Section 2.8 hereof;  (c) in the case of a purchase  involving the Direct
        Paper System,  in accordance  with the  conditions  set forth in Section
        2.9; (d) in the case of repurchase  agreements  entered into between the
        Fund on behalf of the Portfolio and the Custodian, or another bank, or a broker-dealer  which is a member of NASD,  (i)  against  delivery of the securities  either in certificate form or through an entry crediting the
        Custodian's  account at the Federal Reserve Bank with such securities or
        (ii)  against  delivery  of  the  receipt  evidencing  purchase  by  the
        Portfolio  of  securities  owned by the  Custodian  along  with  written evidence of the agreement by the Custodian to repurchase such securities from the Portfolio or (e) for transfer to a time deposit  account of the
        Fund in any bank,  whether  domestic or foreign;  such  transfer  may be effected  prior to receipt of a  confirmation  from a broker  and/or the applicable bank pursuant to Proper Instructions from the Fund as defined herein;

    2)  In connection with conversion, exchange or surrender of securities owned by the Portfolio as set forth in Section 2.2 hereof;

    3)  For the  redemption  or  repurchase  of  Shares  issued  as set forth in
        Section 5 hereof;

    4)  For the payment of any expense or liability  incurred by the  Portfolio, including but not limited to the  following  payments for the account of the Portfolio: interest, taxes, management,  accounting,  transfer agent and legal fees,  and operating  expenses of the Fund whether or not such expenses are to be in whole or part  capitalized  or treated as deferred expenses;

    5)  For the  payment of any  dividends  on Shares  declared  pursuant to the governing documents of the Fund;

    6)  For payment of the amount of dividends received in respect of securities sold short;

    7)  For  any  other  proper  purpose,   BUT  ONLY  upon  receipt  of  Proper
        Instructions  from the Fund on behalf of the  Portfolio  specifying  the amount of such payment, setting forth the purpose for which such payment is to be made,  declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom such payment is to be made.

   SECTION 2.7 APPOINTMENT OF AGENTS.  The Custodian may at any time or times in its  discretion  appoint  (and may at any time  remove)  any other bank or trust company which is itself  qualified under the 1940 Act to act as a custodian,  as its agent to carry out such of the provisions of this Section 2 as the Custodian may from time to time direct;  PROVIDED,  however,  that the  appointment of any agent shall not relieve the  Custodian of its  responsibilities  or  liabilities hereunder.

   SECTION 2.8 DEPOSIT OF FUND ASSETS IN U.S. SECURITIES SYSTEMS.  The Custodian
may deposit and/or maintain securities owned by a Portfolio in a U.S. Securities
System subject to the following provisions:

    1)  The Custodian may keep securities of the Portfolio in a U.S.  Securities
        System  provided that such  securities are  represented in an account of the Custodian in the U.S. Securities System (the "U.S. SECURITIES SYSTEM
        ACCOUNT")  which  account  shall not include any assets of the Custodian other than  assets  held as a  fiduciary,  custodian  or  otherwise  for customers;

    2)  The records of the Custodian with respect to securities of the Portfolio which are  maintained  in a U.S.  Securities  System  shall  identify by book-entry those securities belonging to the Portfolio;

    3)  The Custodian shall pay for securities  purchased for the account of the
        Portfolio  upon (i)  receipt of advice from the U.S.  Securities  System that such securities have been transferred to the U.S. Securities System
        Account, and (ii) the making of an entry on the records of the Custodian to reflect such  payment and transfer for the account of the  Portfolio.
        The  Custodian  shall  transfer  securities  sold for the account of the
        Portfolio  upon (i)  receipt of advice from the U.S.  Securities  System that  payment  for  such  securities  has been  transferred  to the U.S.
        Securities  System  Account,  and  (ii)  the  making  of an entry on the records of the  Custodian to reflect  such  transfer and payment for the account of the Portfolio. Copies of all advices from the U.S. Securities
        System of transfers of securities for the account of the Portfolio shall identify the Portfolio, be maintained for the Portfolio by the Custodian and be provided to the Fund at its request.  Upon request, the Custodian shall furnish the Fund on behalf of the Portfolio  confirmation  of each transfer  to or from  the  account  of the  Portfolio  in the  form of a written  advice or notice and shall furnish to the Fund on behalf of the
        Portfolio  copies of daily  transaction  sheets  reflecting  each  day's transactions  in the  U.S.  Securities  System  for the  account  of the
        Portfolio;

    4)  The  Custodian  shall  provide the Fund with any report  obtained by the
        Custodian on the U.S. Securities  System's  accounting system,  internal accounting control and procedures for safeguarding  securities deposited in the U.S. Securities System;

    5)  Anything  to  the  contrary  in  this  Agreement  notwithstanding,   the
        Custodian  shall be liable to the Fund for the benefit of the  Portfolio for any loss or damage to the Portfolio  resulting  from use of the U.S.
        Securities System by reason of any negligence, misfeasance or misconduct of  the  Custodian  or  any of  its  agents  or of  any of its or  their employees or from failure of the  Custodian or any such agent to enforce effectively  such  rights  as it may have  against  the U.S.  Securities
        System;  at the  election  of the  Fund,  it  shall  be  entitled  to be subrogated  to the  rights of the  Custodian  with  respect to any claim against  the U.S.  Securities  System  or any  other  person  which  the
        Custodian may have as a consequence of any such loss or damage if and to the extent that the  Portfolio has not been made whole for any such loss or damage.

   SECTION 2.9 FUND ASSETS HELD IN THE  CUSTODIAN'S  DIRECT  PAPER  SYSTEM.  The
Custodian may deposit  and/or  maintain  securities  owned by a Portfolio in the
Direct Paper System of the Custodian subject to the following provisions:

    1)  No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper  Instructions  from the Fund on behalf of the Portfolio;

    2)  The Custodian  may keep  securities of the Portfolio in the Direct Paper
        System  only if such  securities  are  represented  in the Direct  Paper
        System  Account,  which  account  shall not  include  any  assets of the
        Custodian other than assets held as a fiduciary,  custodian or otherwise for customers;

    3)  The records of the Custodian with respect to securities of the Portfolio which are  maintained  in the Direct  Paper  System  shall  identify  by book-entry those securities belonging to the Portfolio;

    4)  The Custodian shall pay for securities  purchased for the account of the
        Portfolio upon the making of an entry on the records of the Custodian to reflect such payment and  transfer of  securities  to the account of the
        Portfolio.  The Custodian shall transfer securities sold for the account of the  Portfolio  upon the  making  of an entry on the  records  of the
        Custodian  to reflect  such  transfer  and  receipt  of payment  for the account of the Portfolio;

    5)  The  Custodian  shall  furnish  the  Fund  on  behalf  of the  Portfolio confirmation  of each transfer to or from the account of the  Portfolio, in the form of a written  advice or notice,  of Direct Paper on the next business day  following  such  transfer and shall furnish to the Fund on behalf of the Portfolio copies of daily  transaction  sheets  reflecting each day's transaction in the Direct Paper System for the account of the
        Portfolio;

    6)  The Custodian shall provide the Fund on behalf of the Portfolio with any report on its  system of  internal  accounting  control  as the Fund may reasonably request from time to time.

   SECTION 2.10 SEGREGATED  ACCOUNT.  The Custodian shall upon receipt of Proper
Instructions  on behalf of each  applicable  Portfolio  establish and maintain a segregated  account or accounts for and on behalf of each such  Portfolio,  into which account or accounts may be transferred cash and/or  securities,  including securities  maintained  in an account by the  Custodian  pursuant to Section 2.8 hereof, (i) in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio,  the Custodian and a broker-dealer registered under the
Exchange  Act and a  member  of the  NASD (or any  futures  commission  merchant registered  under the Commodity  Exchange Act),  relating to compliance with the rules  of The  Options  Clearing  Corporation  and of  any  registered  national securities  exchange (or the CFTC or any registered  contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio,  (ii) for purposes of segregating cash or  government  securities in connection  with options  purchased,  sold or written by the  Portfolio or  commodity  futures  contracts  or options  thereon purchased or sold by the Portfolio,  (iii) for the purposes of compliance by the
Portfolio  with the  procedures  required by Investment  Company Act Release No.
10666, or any subsequent  release of the SEC, or  interpretative  opinion of the staff  of the  SEC,  relating  to the  maintenance  of  segregated  accounts  by registered  investment  companies and (iv) for other proper corporate  purposes,
BUT ONLY, in the case of clause (iv), upon receipt of Proper  Instructions  from the Fund on behalf of the  applicable  Portfolio,  setting  forth the purpose or purposes of such segregated account and declaring such purpose(s) to be a proper corporate purpose.

   SECTION 2.11 OWNERSHIP  CERTIFICATES  FOR TAX PURPOSES.  The Custodian  shall execute  ownership and other  certificates  and  affidavits  for all federal and state tax purposes in connection  with receipt of income or other  payments with respect to domestic  securities of each  Portfolio  held by it and in connection with transfers of securities.

   SECTION  2.12  PROXIES.  The  Custodian  shall,  with respect to the domestic securities  held  hereunder,  cause to be promptly  executed  by the  registered holder of such  securities,  if the securities are registered  otherwise than in the name of the Portfolio or a nominee of the  Portfolio,  all proxies,  without indication  of the  manner in which  such  proxies  are to be  voted,  and shall promptly deliver to the Portfolio such proxies,  all proxy soliciting  materials and all notices relating to such securities.

   SECTION 2.13 COMMUNICATIONS RELATING TO PORTFOLIO SECURITIES.  Subject to the
provisions of Section 2.3, the Custodian shall transmit promptly to the Fund for each Portfolio all written information (including, without limitation,  pendency of calls and  maturities of domestic  securities  and  expirations  of rights in connection  therewith and notices of exercise of call and put options written by the Fund on  behalf of the  Portfolio  and the  maturity  of  futures  contracts purchased or sold by the  Portfolio)  received by the Custodian  from issuers of the securities being held for the Portfolio.  With respect to tender or exchange offers,  the  Custodian  shall  transmit  promptly to the  Portfolio all written information  received by the  Custodian  from  issuers of the  securities  whose tender or  exchange  is sought  and from the party (or his  agents)  making  the tender or exchange offer.  If the Portfolio  desires to take action with respect to any  tender  offer,  exchange  offer or any other  similar  transaction,  the
Portfolio  shall notify the Custodian at least three  business days prior to the date on which the Custodian is to take such action.

   SECTION 2.14  CORPORATE  ACTIONS.  Whenever  Custodian  receives  information concerning the Assets which requires  discretionary  action by the Fund, such as subscription  rights, bonus issues, stock repurchase plans and rights offerings, or legal  notices or other  material  intended to be  transmitted  to securities holders  ("Corporate  Actions"),  Custodian  shall  give  Fund  notice  of  such
Corporate  Actions to the  extent  that  Custodian  has  actual  knowledge  of a
Corporate Action in time to notify its customers.

   When a rights  entitlement or a fractional  interest  resulting from a rights issue, stock dividend, stock split or similar Corporate Action is received which bears an expiration date,  Custodian shall endeavor to obtain  Instructions from
Fund, but if Instructions  are not received in time for Custodian to take timely action,  or actual notice of such Corporate Action was received too late to seek
Instructions,  Custodian will not take any action with respect to such Corporate
Action and it shall be held harmless for so doing.

   SECTION 2.15  TAX RECLAIMS.

   1)  Subject to the provisions  hereof,  Custodian shall apply for a reduction of  withholding  tax and any refund of any tax paid or tax credits  which apply in each  applicable  market in  respect of income  payments  on the
       Assets for Fund's  benefit  which  Custodian is aware may be available to
       Fund.

   2)  The provision of tax reclaim  services by Custodian is  conditional  upon
       Custodian's  receiving  from  Fund  or,  to the  extent  the  Assets  are
       beneficially   owned  by  others,   from  each  beneficial  owner,  A)  a
       declaration of the beneficial owner's identity and place of residence and
       (B) certain other  documentation (PRO FORMA copies of which are available from Custodian).  Fund  acknowledges  that, if Custodian does not receive such  declarations,  documentation  and  information  Custodian  shall be unable to provide tax reclaim services.

   3)  Custodian  shall not be liable to Fund or any third  party for any taxes, fines or penalties payable by Custodian or Fund, and shall be indemnified accordingly,  whether  these  result from the  inaccurate  completion  of documents by Fund or any third party,  or as a result of the provision to
       Custodian or any third party of inaccurate or misleading  information  or the withholding of material information by Fund or any other third party, or as a result of any delay of any revenue  authority or any other matter beyond Custodian's control.

   4)  Custodian  shall  perform  tax  reclaim  services  only with  respect  to taxation levied by the revenue  authorities of the countries  notified to
       Fund from time to time and Custodian may, by notification in writing,  at
       Custodian's absolute discretion, supplement or amend the markets in which tax reclaim  services  are offered.  Other than as expressly  provided in this sub-clause,  Custodian shall have no  responsibility  with regard to
       Fund's tax position or status in any jurisdiction.

   5)  Fund  confirms that  Custodian is authorized to disclose any  information requested by any revenue  authority or any governmental  body in relation to Fund or the securities and/or cash held for Fund.

   6)  Tax reclaim  services  may be provided  by  Custodian  or, in whole or in part, by one or more third parties  appointed by Custodian  (which may be
       Custodian's affiliates);  provided that Custodian shall be liable for the performance of any such third party to the same extent as Custodian would have been if Custodian performed such services.

SECTION 3.  THE CUSTODIAN AS FOREIGN CUSTODY MANAGER OF THE PORTFOLIOS

   SECTION  3.1  DEFINITIONS.  The  following  capitalized  terms shall have the indicated meanings:

"COUNTRY  RISK" means all factors  reasonably  related to the  systemic  risk of holding Foreign Assets in a particular  country  including,  but not limited to, such  country's  political  environment;  economic and financial  infrastructure
(including  any  Mandatory  Securities  Depositories  operating in the country);
prevailing  or  developing  custody  and  settlement  practices;  and  laws  and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"ELIGIBLE FOREIGN CUSTODIAN" has the meaning set forth in section (a)(1) of Rule
17f-5,  including a  majority-owned  or indirect  subsidiary  of a U.S. Bank (as defined in Rule 17f-5),  a bank holding company  meeting the  requirements of an
Eligible Foreign  Custodian (as set forth in Rule 17f-5 or by other  appropriate action of the SEC), or a foreign branch of a Bank (as defined in Section 2(a)(5)
of the 1940 Act) meeting the  requirements of a custodian under Section 17(f) of the 1940  Act,  except  that the term  does  not  include  Mandatory  Securities
Depositories.

"FOREIGN  ASSETS" means any of the Portfolios'  investments  (including  foreign currencies)  for which the primary  market is outside the United States and such cash and cash equivalents as are reasonably  necessary to effect the Portfolios'
transactions in such investments.

"FOREIGN  CUSTODY  MANAGER" has the meaning set forth in section  (a)(2) of Rule
17f-5.

"MANDATORY  SECURITIES  DEPOSITORY"  means a foreign  securities  depository  or clearing agency that, either as a legal or practical matter, must be used if the
Fund, on the Portfolios' behalf, determines to place Foreign Assets in a country outside  the United  States (i)  because  required  by law or  regulation;  (ii)
because securities cannot be withdrawn from such foreign  securities  depository or  clearing  agency;  or (iii)  because  maintaining  or  effecting  trades  in securities outside the foreign  securities  depository or clearing agency is not consistent with prevailing or developing custodial or market practices.

   SECTION 3.2  DELEGATION TO THE  CUSTODIAN AS FOREIGN  CUSTODY  MANAGER.  Each
Fund, by resolution  adopted by its respective  Board,  hereby  delegates to the
Custodian with respect to the Portfolios,  subject to Section (b) of Rule 17f-5, the  responsibilities set forth in this Section 3 with respect to Foreign Assets of the  Portfolios  held outside the United  States,  and the  Custodian  hereby accepts  such  delegation,  as  Foreign  Custody  Manager  with  respect  to the
Portfolios.

   SECTION  3.3  COUNTRIES  COVERED.   The  Foreign  Custody  Manager  shall  be
responsible  for  performing the delegated  responsibilities  defined below only with respect to the  countries  and custody  arrangements  for each such country listed on Schedule A to this  Agreement,  which list of countries may be amended from time to time by the Fund with the Agreement of the Foreign Custody Manager.
The  Foreign  Custody  Manager  shall list on  Schedule A the  Eligible  Foreign
Custodians selected by the Foreign Custody Manager to maintain the assets of the
Portfolios,  which list of Eligible Foreign  Custodians may be amended from time to time  in the  sole  discretion  of the  Foreign  Custody  Manager.  Mandatory
Securities  Depositories  are  listed  on  Schedule  B to this  Contract,  which
Schedule B may be amended from time to time by the Foreign Custody Manager.  The
Foreign Custody  Manager will provide  amended  versions of Schedules A and B in accordance with Section 3.7 hereof.

   Upon the receipt by the Foreign  Custody  Manager of Proper  Instructions  to
open an account or to place or maintain  Foreign  Assets in a country  listed on
Schedule A, and the  fulfillment  by the Fund on behalf of the Portfolios of the applicable  account opening  requirements for such country,  the Foreign Custody
Manager  shall be deemed to have  been  delegated  by the Board on behalf of the
Portfolios  responsibility  as  Foreign  Custody  Manager  with  respect to that country and to have  accepted such  delegation.  Following the receipt of Proper
Instructions  directing  the Foreign  Custody  Manager to close the account of a
Portfolio with the Eligible  Foreign  Custodian  selected by the Foreign Custody
Manager in a designated  country,  the  delegation by the Board on behalf of the
Portfolios to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian  shall  immediately  cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

   The  Foreign  Custody  Manager  may  withdraw  its  acceptance  of  delegated responsibilities with respect to a designated country upon written notice to the
Fund.  Thirty  days (or such  longer  period  as to which the  parties  agree in writing) after receipt of any such notice by the Fund, the Custodian  shall have no further responsibility as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

   SECTION 3.4 SCOPE OF DELEGATED RESPONSIBILITIES.

   3.4.1. SELECTION OF ELIGIBLE FOREIGN CUSTODIANS. Subject to the provisions of this Section 3, the  Portfolios'  Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the
Foreign  Custody  Manager in each country  listed on Schedule A, as amended from time to time. In performing its delegated  responsibilities  as Foreign  Custody
Manager to place or maintain Foreign Assets with an Eligible Foreign  Custodian, the Foreign  Custody  Manager shall  determine  that the Foreign  Assets will be subject to reasonable care,  based on the standards  applicable to custodians in the country in which the Foreign  Assets will be held by that  Eligible  Foreign
Custodian,  after  considering  all factors  relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

   3.4.2.  CONTRACTS  WITH  ELIGIBLE  FOREIGN  CUSTODIANS.  The Foreign  Custody
Manager shall determine that the contract (or the rules or established practices or procedures  in the case of an Eligible  Foreign  Custodian  that is a foreign
securities   depository  or  clearing  agency)  governing  the  foreign  custody arrangements  with each  Eligible  Foreign  Custodian  selected  by the  Foreign
Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

   3.4.3.  MONITORING.  In each  case  in  which  the  Foreign  Custody  Manager maintains  Foreign  Assets with an Eligible  Foreign  Custodian  selected by the
Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the  appropriateness  of  maintaining  the Foreign  Assets with such
Eligible  Foreign  Custodian  and  (ii)  the  contract   governing  the  custody
arrangements  established  by the  Foreign  Custody  Manager  with the  Eligible
Foreign  Custodian (or the rules or established  practices and procedures in the case of an Eligible  Foreign  Custodian  selected by the Foreign Custody Manager which is a  foreign  securities  depository  or  clearing  agency  that is not a
Mandatory  Securities  Depository).  In the event the  Foreign  Custody  Manager determines that the custody  arrangements  with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.7 hereunder.

   SECTION 3.5 GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY.  For purposes of this Section 3, the Board shall be deemed to have  considered  and determined to accept  such  Country  Risk as is incurred  by placing  and  maintaining  the
Foreign  Assets in each  country for which the  Custodian  is serving as Foreign
Custody  Manager of the Portfolios.  The Fund, on behalf of the Portfolios,  and the Board shall be deemed to be  monitoring  on a continuing  basis such Country
Risk to the extent that the Board considers  necessary or appropriate.  The Fund and the Custodian each expressly  acknowledge  that the Foreign  Custody Manager shall not be delegated any responsibilities under this Section 3 with respect to
Mandatory Securities Depositories.

   SECTION 3.6 STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF THE PORTFOLIOS. In
performing the  responsibilities  delegated to it, the Foreign  Custody  Manager agrees to exercise  reasonable  care,  prudence and  diligence  such as a person having  responsibility  for the  safekeeping of assets of management  investment companies registered under the 1940 Act would exercise.

   SECTION 3.7 REPORTING REQUIREMENTS.  The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign  Custodian and the placement of such  Foreign  Assets with another  Eligible  Foreign  Custodian by providing  to the  Board  amended  Schedules  A or B at the end of the  calendar quarter in which an  amendment  to either  Schedule  has  occurred.  The Foreign
Custody  Manager  shall make written  reports  notifying  the Board of any other material change in the foreign custody  arrangements of the Portfolios described in this Section 3 after the occurrence of the material change.

   SECTION 3.8  REPRESENTATIONS  WITH RESPECT TO RULE 17F-5. The Foreign Custody
Manager  represents  to the Fund that it is a U.S.  Bank as  defined  in section
(a)(7) of Rule 17f-5.  The Fund  represents to the Custodian  that the Board has determined  that it is  reasonable  for the  Board to rely on the  Custodian  to perform  the  responsibilities  delegated  pursuant  to  this  Agreement  to the
Custodian  as  the  Foreign  Custody  Manager  of  the  Portfolios.  Each  party represents that it will in good faith negotiate revised terms for this Agreement to reflect future  amendments to Rule 17f-5 or the  regulations  thereunder,  if any.

   SECTION  3.9  EFFECTIVE  DATE AND  TERMINATION  OF THE  CUSTODIAN  AS FOREIGN
CUSTODY  MANAGER.  The Board's  delegation to the  Custodian as Foreign  Custody
Manager of the Portfolios shall be effective as of the date of execution of this
Agreement  and shall  remain in effect  until  terminated  at any time,  without penalty,  by written notice from the  terminating  party to the  non-terminating party.  Termination will become effective  forty-five (45) days after receipt by the  non-terminating  party of such notice. The provisions of Section 3.3 hereof shall  govern the  delegation  to and  termination  of the  Custodian as Foreign
Custody Manager of the Portfolios with respect to designated countries.

SECTION 4.  DUTIES OF THE  CUSTODIAN WITH  RESPECT TO PROPERTY OF THE PORTFOLIOS
            HELD OUTSIDE OF THE UNITED STATES

   SECTION 4.1 DEFINITIONS.  Capitalized  terms in this Section 4 shall have the following meanings:

"FOREIGN  SECURITIES  SYSTEM"  means  either a clearing  agency or a  securities depository  listed on  Schedule A hereto or a  Mandatory  Securities  Depository listed on Schedule B hereto.

"FOREIGN  SUB-CUSTODIAN"  means a  foreign  banking  institution  serving  as an
Eligible Foreign Custodian.

   SECTION 4.2 HOLDING SECURITIES.  The Custodian shall identify on its books as belonging  to the  Portfolios  the  foreign  securities  held  by  each  Foreign
Sub-Custodian  or Foreign  Securities  System.  The  Custodian  may hold foreign securities for all of its customers,  including the Portfolios, with any Foreign
Sub-Custodian in an account that is identified as belonging to the Custodian for the  benefit of its  customers,  PROVIDED  HOWEVER,  that (i) the records of the
Custodian  with  respect  to  foreign  securities  of the  Portfolios  which are maintained in such account shall identify  those  securities as belonging to the
Portfolios  and (ii),  to the extent  permitted  and  customary in the market in which the account is maintained,  the Custodian shall require that securities so held by the Foreign  Sub-Custodian  be held  separately  from any assets of such
Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

   SECTION  4.3  FOREIGN  SECURITIES   SYSTEMS.   Foreign  securities  shall  be
maintained in a Foreign  Securities System in a designated  country only through arrangements  implemented by the Foreign  Sub-Custodian in such country pursuant to the terms of this Agreement.

   SECTION 4.4 TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

   4.4.1.   DELIVERY  OF  FOREIGN   SECURITIES.   The  Custodian  or  a  Foreign
Sub-Custodian  shall release and deliver  foreign  securities of the  Portfolios held by such Foreign  Sub-Custodian,  or in a Foreign Securities System account, only upon receipt of Proper Instructions,  which may be continuing  instructions when deemed appropriate by the parties, and only in the following cases:

      (i)  upon  the  sale of such  foreign  securities  for the  Portfolios  in accordance  with  commercially  reasonable  market  practice  in  the country where such foreign securities are held or traded,  including, without  limitation:  (A) delivery against  predetermined  amount and method  of  receiving  later  payment;  or (B) in the  case of a sale effected through a Foreign  Securities  System in accordance with the rules governing the operation of the Foreign Securities System;

     (ii)  in  connection  with any  repurchase  agreement  related  to  foreign securities;

    (iii)  to the  depository  agent in connection  with tender or other similar offers for foreign securities of the Portfolios;

     (iv)  to the issuer  thereof or its agent when such foreign  securities are called, redeemed, retired or otherwise become payable;

      (v)  to the issuer  thereof,  or its agent,  for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange  for a  different  number  of bonds,  certificates  or other evidence  representing  the same  aggregate  face amount or number of units;

     (vi)  to brokers,  clearing banks or other clearing  agents for examination or trade execution in accordance with market custom; PROVIDED that in any such case the Foreign  Sub-Custodian shall have no responsibility or  liability  for  any  loss  arising  from  the  delivery  of  such securities prior to receiving  payment for such securities  except as may arise from the Foreign  Sub-Custodian's own negligence or willful misconduct;

    (vii)  for  exchange  or   conversion   pursuant  to  any  plan  of  merger,
           consolidation,  recapitalization,  reorganization  or readjustment of the  securities  of the issuer of such  securities,  or  pursuant  to provisions for conversion  contained in such securities,  or pursuant to any deposit agreement;

   (viii)  in the case of warrants,  rights or similar foreign  securities,  the surrender thereof in the exercise of such warrants, rights or similar
           securities  or  the  surrender  of  interim   receipts  or  temporary
           securities for definitive securities;

     (ix)  for  delivery as security in  connection  with any  borrowing  by the
           Portfolios requiring a pledge of assets by the Portfolios;

      (x)  in  connection  with  trading  in  options  and  futures   contracts,
           including delivery as original margin and variation margin;

     (xi)  in connection with the lending of foreign securities; and

    (xii)  for any  other  proper  purpose,  BUT ONLY  upon  receipt  of  Proper
           Instructions  specifying  the  foreign  securities  to be  delivered, setting  forth the  purpose  for which such  delivery  is to be made, declaring such purpose to be a proper corporate  purpose,  and naming the person or persons to whom  delivery of such  securities  shall be made.

   4.4.2.  PAYMENT OF PORTFOLIO  MONIES.  Upon  receipt of Proper  Instructions, which may be continuing instructions when deemed appropriate by the parties, the
Custodian shall pay out, or direct the respective  Foreign  Sub-Custodian or the respective  Foreign  Securities  System to pay out, monies of a Portfolio in the following cases only:

      (i)  upon the purchase of foreign  securities  for the  Portfolio,  unless otherwise directed by Proper Instructions, by (A) delivering money to the  seller  thereof  or to a dealer  therefor  (or an agent for such seller or dealer) against  expectation of receiving later delivery of such foreign  securities;  or (B) in the case of a purchase  effected through a Foreign  Securities  System,  in accordance  with the rules governing the operation of such Foreign Securities System;

     (ii)  in connection with the  conversion,  exchange or surrender of foreign securities of the Portfolio;

    (iii)  for  the  payment  of any  expense  or  liability  of the  Portfolio, including but not limited to the following payments: interest, taxes, investment  advisory  fees,  transfer  agency  fees,  fees under this
           Agreement, legal fees, accounting fees, and other operating expenses;

     (iv)  for the  purchase  or sale of foreign  exchange  or foreign  exchange contracts for the Portfolio,  including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

      (v)  in  connection  with  trading  in  options  and  futures   contracts,
           including delivery as original margin and variation margin;

    (vii)  in connection  with the  borrowing or lending of foreign  securities;
           and

   (viii)  for any  other  proper  purpose,  BUT ONLY  upon  receipt  of  Proper
           Instructions specifying the amount of such payment, setting forth the purpose for which such payment is to be made,  declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom such payment is to be made.

   4.4.3. MARKET CONDITIONS.  Notwithstanding any provision of this Agreement to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios  and delivery of Foreign Assets  maintained for the account of the  Portfolios  may be effected in accordance  with the  customary  established securities  trading or  processing  practices  and  procedures in the country or
market  in  which  the  transaction  occurs,   including,   without  limitation,
delivering  Foreign Assets to the purchaser  thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the  expectation of receiving  later payment for such Foreign Assets from such purchaser or dealer.

   The  Custodian  shall  provide to the Board the  information  with respect to custody and settlement  practices in countries in which the Custodian  employs a
Foreign  Sub-Custodian,  including without  limitation  information  relating to
Foreign Securities Systems,  described on Schedule C hereto at the time or times set forth on such  Schedule.  The Custodian  may revise  Schedule C from time to time,  provided that no such revision  shall result in the Board being  provided with substantively less information than had been previously provided hereunder.

   SECTION  4.5  REGISTRATION  OF FOREIGN  SECURITIES.  The  foreign  securities maintained  in  the  custody  of a  Foreign  Sub-Custodian  (other  than  bearer securities)  shall be registered in the name of the  applicable  Portfolio or in the name of the Custodian or in the name of any Foreign  Sub-Custodian or in the name of any nominee of the  foregoing,  and the Fund on behalf of such Portfolio agrees  to hold any such  nominee  harmless  from any  liability  as a holder of record of such foreign  securities.  The  Custodian  or a Foreign  Sub-Custodian shall not be obligated to accept  securities on behalf of a Portfolio  under the terms of this  Agreement  unless the form of such  securities  and the manner in which they are delivered are in accordance with reasonable market practice.

   SECTION  4.6 BANK  ACCOUNTS.  The  Custodian  shall  identify on its books as belonging to the Fund cash  (including cash  denominated in foreign  currencies)
deposited  with the  Custodian.  Where the  Custodian is unable to maintain,  or market practice does not facilitate the maintenance of, cash on the books of the
Custodian,  a bank account or bank accounts  opened and  maintained  outside the
United  States on behalf of a Portfolio  with a Foreign  Sub-Custodian  shall be subject only to draft or order by the  Custodian or such Foreign  Sub-Custodian, acting  pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio.

   SECTION  4.7  COLLECTION  OF  INCOME.  The  Custodian  shall  use  reasonable commercial  efforts to collect all income and other payments with respect to the
Foreign  Assets held  hereunder  to which the  Portfolios  shall be entitled and shall credit such income,  as collected,  to the  applicable  Portfolio.  In the event that extraordinary  measures are required to collect such income, the Fund and the Custodian  shall consult as to such measures and as to the  compensation and expenses of the Custodian relating to such measures.

   SECTION 4.8 SHAREHOLDER  RIGHTS.  With respect to the foreign securities held pursuant to this Agreement, the Custodian will use reasonable commercial efforts to  facilitate  the  exercise of voting and other  shareholder  rights,  subject always to the laws,  regulations and practical constraints that may exist in the country  where such  securities  are issued.  The Fund  acknowledges  that local conditions,  including lack of regulation,  onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

   SECTION 4.9  COMMUNICATIONS  RELATING TO FOREIGN  SECURITIES.  The  Custodian
shall  transmit  promptly to the Fund written  information  (including,  without
limitation,   pendency  of  calls  and  maturities  of  foreign  securities  and expirations of rights in connection therewith) received by the Custodian via the
Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the  Portfolios.  With  respect  to tender or  exchange  offers,  the
Custodian shall transmit promptly to the Fund written information so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents)  making the tender or  exchange  offer.
The  Custodian  shall not be liable for any  untimely  exercise  of any  tender, exchange or other right or power in connection with foreign  securities or other property of the  Portfolios  at any time held by it unless (i) the  Custodian or the respective  Foreign  Sub-Custodian  is in actual  possession of such foreign securities or property and (ii) the Custodian receives Proper  Instructions with regard to the  exercise of any such right or power,  and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power

   SECTION  4.10  LIABILITY  OF FOREIGN  SUB-CUSTODIANS  AND FOREIGN  SECURITIES
SYSTEMS.  Each  agreement  pursuant to which the Custodian  employs as a Foreign
Sub-Custodian shall, to the extent possible,  require the Foreign  Sub-Custodian to exercise  reasonable care in the performance of its duties and, to the extent possible,  to indemnify,  and hold harmless,  the Custodian from and against any loss, damage, cost, expense,  liability or claim arising out of or in connection with the Foreign Sub-Custodian's  performance of such obligations. At the Fund's election, the Portfolios shall be entitled to be subrogated to the rights of the
Custodian  with  respect  to any  claims  against a Foreign  Sub-Custodian  as a consequence of any such loss, damage,  cost, expense,  liability or claim if and to the extent  that the  Portfolios  have not been made whole for any such loss, damage, cost, expense, liability or claim.

   SECTION 4.11 TAX LAW. The Custodian shall have no responsibility or liability for any obligations now or hereafter  imposed on the Fund or the Portfolios,  or imposed on the Custodian  solely because it acts as custodian of the Portfolios, by the tax law of the  United  States or of any state or  political  subdivision thereof.  It shall be the  responsibility of the Fund to notify the Custodian of the obligations  imposed on the Fund with respect to the  Portfolios,  or on the
Custodian solely because it acts as custodian of the Portfolios,  by the tax law of  countries  other  than  those  mentioned  in the above  sentence,  including
responsibility   for   withholding   and  other  taxes,   assessments  or  other
governmental  charges,  certifications  and  governmental  reporting.  The  sole responsibility  of the  Custodian  with  regard  to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund  under the tax law of  countries  for which  the Fund has  provided  such information.  Nothing in this Agreement shall be construed to obligate the Funds to pay any taxes (whether federal,  state,  local or other)  attributable to the
Custodian's income.

   SECTION 4.12 CONFLICT.  If the Custodian is delegated the responsibilities of
Foreign Custody Manager pursuant to the terms of Section 3 hereof,  in the event of  any  conflict  between  the  provisions  of  Sections  3 and 4  hereof,  the provisions of Section 3 shall prevail.

SECTION 5.  PAYMENTS FOR SALES OR REPURCHASES OR REDEMPTIONS OF SHARES

   The Custodian  shall receive from the  distributor for the Shares or from the
Transfer  Agent and deposit into the account of the  appropriate  Portfolio such payments as are received for Shares  thereof issued or sold from time to time by the Fund. The Custodian will provide timely  notification  to the Fund on behalf of each such  Portfolio and the Transfer  Agent of any receipt by it of payments for Shares of such Portfolio.

   From such funds as may be available  for the purpose,  the  Custodian  shall, upon receipt of instructions  from the Transfer Agent,  make funds available for payment to holders of Shares who have  delivered to the Transfer Agent a request for redemption or repurchase of their Shares.  In connection with the redemption
or  repurchase  of  Shares,   the  Custodian  is  authorized   upon  receipt  of
instructions  from the  Transfer  Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares, the Custodian shall honor checks drawn on the Custodian by a holder of  Shares,  which  checks  have been  furnished  by the Fund to the holder of Shares,  when  presented  to the  Custodian  in  accordance  with such procedures  and controls as are  mutually  agreed upon from time to time between the Fund and the Custodian.

SECTION 6.  PROPER INSTRUCTIONS

   Proper  Instructions as used throughout this Agreement means a writing signed or  initialed by one or more person or persons as the Board shall have from time to time authorized.  Each such writing shall set forth the specific  transaction or type of transaction  involved,  including a specific statement of the purpose for which such action is requested.  Oral instructions will be considered Proper
Instructions if the Custodian  reasonably  believes them to have been given by a person  authorized  to give such  instructions  with respect to the  transaction involved. The Fund shall cause all oral instructions to be confirmed in writing.
Proper  Instructions  may  include  communications   effected  directly  between
electro-mechanical  or  electronic  devices  provided  that  the  Fund  and  the
Custodian  agree to  security  procedures,  including  but not  limited  to, the security procedures selected by the Fund in the Funds Transfer Addendum attached hereto.  For  purposes  of  this  Section,  Proper  Instructions  shall  include instructions  received by the Custodian  pursuant to any  three-party  agreement which requires a segregated asset account in accordance with Section 2.10.

SECTION 7.  ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY

   The Custodian may in its discretion,  without express authority from the Fund on behalf of each applicable Portfolio:

    1)  make  payments  to itself  or others  for  minor  expenses  of  handling securities  or other  similar  items  relating to its duties  under this
        Agreement, PROVIDED that all such payments shall be accounted for to the
        Fund on behalf of the Portfolio;

    2)  surrender  securities  in temporary  form for  securities  in definitive form;

    3)  endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and

    4)  in general,  attend to all non-discretionary  details in connection with the sale, exchange, substitution,  purchase, transfer and other dealings with the  securities  and property of the Portfolio  except as otherwise directed by the Board.

SECTION 8.  EVIDENCE OF AUTHORITY

   The  Custodian  shall be protected in acting upon any  instructions,  notice, request,  consent,  certificate or other instrument or paper reasonably believed by it to be genuine  and to have been  properly  executed by or on behalf of the
Fund.  The Custodian may receive and accept a copy of a resolution  certified by the Secretary or an Assistant Secretary of the Fund ("CERTIFIED  RESOLUTION") as
conclusive evidence (a) of the authority of any person to act in accordance with such  resolution  or (b) of any  determination  or of any action by the Board as described in such  resolution,  and such resolution may be considered as in full force and  effect  until  receipt  by the  Custodian  of  written  notice to the contrary.

SECTION 9.  DUTIES  OF  CUSTODIAN  WITH  RESPECT TO  THE  BOOKS  OF  ACCOUNT AND
            CALCULATION OF NET ASSET VALUE AND NET INCOME

   The Custodian  shall cooperate with and supply  necessary  information to the entity or entities  appointed  by the Board to keep the books of account of each
Portfolio and/or compute the net asset value per Share of the outstanding Shares or, if  directed  in  writing  to do so by the Fund on behalf of the  Portfolio, shall itself keep such books of account  and/or compute such net asset value per
Share.  If so directed,  the Custodian shall also calculate daily the net income of the  Portfolio as described in the  Prospectus  and shall advise the Fund and the  Transfer  Agent  daily of the total  amounts  of such net  income  and,  if instructed  in  writing by an  officer  of the Fund to do so,  shall  advise the
Transfer Agent periodically of the division of such net income among its various components.  The  calculations  of the net  asset  value per Share and the daily income of each Portfolio  shall be made at the time or times described from time to time in the Prospectus.

SECTION 10.  RECORDS

   The Custodian  shall with respect to each  Portfolio  create and maintain all records relating to its activities and obligations  under this Agreement in such manner  as will  meet the  obligations  of the Fund  under  the 1940  Act,  with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder.
All such records shall be the property of the Fund and shall at all times during the regular  business  hours of the  Custodian  be open for  inspection  by duly authorized officers, employees or agents of the Fund and employees and agents of the SEC. The  Custodian  shall,  at the Fund's  request,  supply the Fund with a tabulation of securities  owned by each  Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian,  include  certificate numbers in such tabulations.

SECTION 11.  OPINION OF FUND'S INDEPENDENT ACCOUNTANT

   The Custodian shall take all reasonable action, as the Fund on behalf of each applicable  Portfolio may from time to time request, to obtain from year to year favorable opinions from the Fund's  independent  accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A, and Form N-SAR or other annual  reports to the SEC and with respect to any other requirements thereof.

SECTION 12.  REPORTS TO FUND BY INDEPENDENT PUBLIC ACCOUNTANTS

   The Custodian  shall provide the Fund, on behalf of each of the Portfolios at such times as the Fund may  reasonably  require,  with  reports  by  independent public  accountants on the accounting  system,  internal  accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a U.S. Securities
System or a Foreign Securities System,  relating to the services provided by the
Custodian under this Agreement;  such reports,  shall be of sufficient scope and in  sufficient  detail,  as may  reasonably  be  required by the Fund to provide reasonable  assurance that any material  inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

SECTION 13.  COMPENSATION OF CUSTODIAN

   The Custodian shall be entitled to reasonable  compensation  for its services and expenses as Custodian,  as agreed upon from time to time between the Fund on behalf  of each  applicable  Portfolio  and the  Custodian,  and set  forth in a separate fee schedule, incorporated herein by reference.

SECTION 14.  RESPONSIBILITY OF CUSTODIAN

   Custodian shall at all times use reasonable care and due diligence and act in good faith in performing its duties under this Agreement.  So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible  for the title,  validity or genuineness of any property or evidence of title  thereto  received by it or delivered by it pursuant to this  Agreement and  shall be held  harmless  in  acting  upon  any  notice,  request,  consent, certificate or other instrument  reasonably  believed by it to be genuine and to be signed by the proper  party or  parties,  including  any  futures  commission merchant  acting  pursuant  to the terms of a  three-party  futures  or  options agreement.  The  Custodian  shall be kept  indemnified  by and shall be  without liability  to the  Fund for any  action  taken or  omitted  by it in good  faith without negligence,  provided,  however,  that the Fund shall not be responsible for consequential,  special or punitive damages. The Custodian shall be entitled to rely on and may act upon  advice  of  counsel  for the Fund with  respect  to questions  or matters  of law,  and shall be  without  liability  for any action reasonably  taken or omitted  pursuant to such advice.  The  Custodian  shall be without liability to the Fund and the Portfolios for any loss, liability,  claim or expense  resulting  from or caused by  anything  which is (A) part of Country
Risk  (as   defined  in  Section  3  hereof),   including   without   limitation
nationalization,   expropriation,   currency  restrictions,   or  acts  of  war,
revolution,  riots or terrorism, or (B) part of the "prevailing country risk" of the Portfolios, as such term is used in SEC Release Nos. IC-22658;  IS-1080 (May
12,  1997)  or as such  term or other  similar  terms  are now or in the  future officially  interpreted by the SEC or by the staff of the Division of Investment
Management thereof through regulation or release.

   Except as may arise from the Custodian's own negligence or willful misconduct or the  negligence  or  willful  misconduct  of a  sub-custodian  or agent,  the
Custodian shall be without liability to the Fund for any loss, liability,  claim or expense  resulting from or caused by; (i) events or circumstances  beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption,  suspension  or  restriction  of trading on or the  closure of any securities  market,  power or other  mechanical  or  technological  failures  or interruptions,  computer viruses or communications disruptions,  work stoppages, natural  disasters,  or other similar events or acts; (ii) errors by the Fund or the  Investment  Advisor in their  instructions  to the Custodian  provided such instructions  have been in accordance with this Agreement;  (iii) the insolvency of or acts or omissions by a Securities System; (iv) any delay or failure of any broker,  agent or  intermediary,  central bank or other  commercially  prevalent payment or clearing system to deliver to the Custodian's  sub-custodian or agent securities  purchased or in the  remittance or payment made in  connection  with securities sold; (v) any delay or failure of any company,  corporation, or other body in charge of  registering  or  transferring  securities  in the name of the
Custodian, the Fund, the Custodian's  sub-custodians,  nominees or agents or any consequential  losses  arising  out of such delay or failure  to  transfer  such securities  including  non-receipt  of bonus,  dividends  and  rights  and other accretions  or  benefits;  (vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or
Securities  System;  and (vii) any  provision  of any  present  or future law or regulation or order of the United States of America,  or any state  thereof,  or any other country, or political subdivision thereof or of any court of competent jurisdiction.

   The  Custodian  shall  be  liable  for the  acts or  omissions  of a  Foreign
Sub-Custodian  (as  defined in Section 4 hereof) to the same extent as set forth with respect to sub-custodians generally in this Agreement.

   If the Fund on behalf  of a  Portfolio  requires  the  Custodian  to take any action with respect to securities, which action involves the payment of money or which  action may, in the  reasonable  opinion of the  Custodian,  result in the
Custodian or its nominee  assigned to the Fund or the Portfolio being liable for the payment of money or  incurring  liability  of some other  form,  the Fund on behalf of the Portfolio,  as a  prerequisite  to requiring the Custodian to take such action,  shall  provide  indemnity  to the  Custodian in an amount and form satisfactory to it.

   If the Fund requires the Custodian,  its affiliates,  subsidiaries or agents, to advance  cash or  securities  for any purpose  (including  but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that the  Custodian  or its nominee  shall  incur or be  assessed  any taxes, charges, expenses,  assessments,  claims or liabilities solely because it acts as  custodian of the  Portfolios,  except such as may arise from its or its nominee's own negligent action,  negligent failure to act or willful misconduct, any property at any time held for the account of the applicable  Portfolio shall be security  therefor and should the Fund fail to repay the Custodian  promptly, the Custodian shall be entitled to utilize available cash and to dispose of such
Portfolio's assets to the extent necessary to obtain reimbursement.

   In  no  event  shall  the  Custodian  be  liable  for  indirect,  special  or consequential damages.

SECTION 15.  EFFECTIVE PERIOD, TERMINATION AND AMENDMENT

   This Agreement shall become effective as of its execution,  shall continue in full force and effect until terminated as hereinafter  provided,  may be amended at any time by mutual  agreement of the parties  hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than sixty (60) days after the date of such  delivery or mailing;  PROVIDED,  however,  that the Fund shall not amend or terminate this Agreement in  contravention  of any applicable federal  or state  regulations,  or any  provision  of the  Fund's  Articles  of
Incorporation,  and further provided,  that the Fund on behalf of one or more of the  Portfolios  may at any time by action of its Board (i)  substitute  another bank or trust company for the  Custodian by giving notice as described  above to the Custodian,  or (ii) immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the  Currency  or upon the  happening  of a like  event at the  direction  of an appropriate regulatory agency or court of competent jurisdiction.

   Upon  termination  of the  Agreement,  the Fund on behalf of each  applicable
Portfolio  shall pay to the Custodian such  compensation as may be due as of the date of such  termination  and shall  likewise  reimburse  the Custodian for its costs, expenses and disbursements.

SECTION 16.  SUCCESSOR CUSTODIAN

   If a successor custodian for one or more Portfolios shall be appointed by the
Board,  the  Custodian  shall,  upon  termination,  deliver  to  such  successor custodian  at the office of the  Custodian,  duly  endorsed  and in the form for transfer,  all securities of each applicable Portfolio then held by it hereunder and  shall  transfer  to an  account  of  the  successor  custodian  all  of the securities of each such Portfolio held in a Securities System.

   If no such successor  custodian shall be appointed,  the Custodian  shall, in like manner,  upon receipt of a Certified  Resolution,  deliver at the office of the  Custodian  and transfer  such  securities,  funds and other  properties  in accordance with such resolution.

   In the event that no written  order  designating  a  successor  custodian  or
Certified Resolution shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the 1940 Act, doing business in Boston, Massachusetts, or New York, New York, of its own selection,  having an aggregate capital, surplus, and undivided profits, as  shown by its last  published  report,  of not  less  than  $25,000,000,  all securities,  funds and other  properties held by the Custodian on behalf of each applicable  Portfolio and all instruments held by the Custodian relative thereto and all  other  property  held by it under  this  Agreement  on  behalf  of each applicable Portfolio,  and to transfer to an account of such successor custodian all of the  securities of each such  Portfolio  held in any  Securities  System.
Thereafter,  such bank or trust  company shall be the successor of the Custodian under this Agreement.

   In the  event  that  securities,  funds and  other  properties  remain in the possession  of the  Custodian  after  the date of  termination  hereof  owing to failure of the Fund to procure the  Certified  Resolution to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect.

SECTION 17.  INTERPRETIVE AND ADDITIONAL PROVISIONS

   In  connection  with the operation of this  Agreement,  the Custodian and the
Fund on behalf of each of the  Portfolios,  may from time to time  agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in  their  joint  opinion  be  consistent  with  the  general  tenor of this
Agreement.  Any such interpretive or additional provisions shall be in a writing signed  by both  parties  and shall be  annexed  hereto,  PROVIDED  that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Fund's Articles of  Incorporation.  No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

SECTION 18.  ADDITIONAL FUNDS

   In the  event  that the Fund  establishes  one or more  series  of  Shares in addition  to those set forth on  Schedule A with  respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing,  and if the  Custodian  agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder.

SECTION 19.  MASSACHUSETTS LAW TO APPLY

   This  Agreement  shall be construed and the  provisions  thereof  interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

SECTION 20.  PRIOR AGREEMENTS

   This Agreement  supersedes and terminates,  as of the date hereof,  all prior
Agreements  between  the  Fund  on  behalf  of each  of the  Portfolios  and the
Custodian relating to the custody of the Fund's assets.

SECTION 21.  NOTICES.

   Any notice,  instruction or other  instrument  required to be given hereunder may be  delivered  in person to the offices of the  parties as set forth  herein during normal business hours or delivered  prepaid  registered mail or by telex, cable or  telecopy  to the  parties  at the  following  addresses  or such other addresses as may be notified by any party from time to time.

   To the Fund:       Security Funds
                      700 SW Harrison Street
                      Topeka, KS  66636-0001
                      Attention:  James R. Schmank
                      Telephone: 785-431-3069
                      Telecopy: 785-431-3080

   With a copy to:    Amy J. Lee, Secretary, Security Funds
                      700 SW Harrison Street
                      Topeka, KS  66636-0001
                      Telephone: 785-431-3226
                      Telecopy: 785-431-3080

   To the Custodian:  STATE STREET BANK AND TRUST COMPANY
                      801 Pennsylvania Avenue
                      Kansas City, MO  64105
                      Attention: Insurance Services Division
                      Telephone: 816-871-4100
                      Telecopy: 816-871-9646

   Such notice,  instruction  or other  instrument  shall be deemed to have been served in the case of a registered  letter at the  expiration  of five  business days after posting,  in the case of cable  twenty-four hours after dispatch and, in the case of telex,  immediately  on dispatch and if delivered  outside normal business  hours it shall be deemed to have been  received at the next time after delivery when normal business hours commence and in the case of cable,  telex or telecopy on the business day after the receipt thereof. Evidence that the notice was  properly  addressed,  stamped  and put into the  post  shall be  conclusive evidence of posting.

SECTION 22.  REPRODUCTION OF DOCUMENTS

   This  Agreement  and  all  schedules,  addenda,  exhibits,   attachments  and
amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card,  miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original  is in  existence  and whether or not such  reproduction  was made by a party in the regular course of business, and that any enlargement,  facsimile or further  reproduction  of such  reproduction  shall  likewise be  admissible  in evidence.

SECTION 23.  DATA ACCESS SERVICES

   State Street will  provide  Fund,  and its  designated  investment  advisors, consultants or other third parties authorized by State Street who agree to abide by  the  terms  of  this  Agreement  ("Authorized  Designees")  with  access  to
INSIGHT(SM)  as described in Schedule D (the "System") on a remote basis for the purpose of obtaining and analyzing  reports and information  (the "Remote Access
Services").

   State Street may from time to time agree to make available to Fund additional
Systems that are not described in the Exhibits to this Agreement. In the absence of any other written  agreement  concerning  such additional  systems,  the term
"System" shall include,  and this Agreement  shall govern,  the Fund's access to and use of any additional  System made available by State Street and/or accessed by the Fund.

   Fund agrees to comply, and to cause its Authorized  Designees to comply, with remote access operating standards and procedures and with user identification or other password  control  requirements  and other  security  procedures as may be issued from time to time by State Street for use of the System and access to the
Remote Access  Services.  Fund agrees to advise State Street  immediately in the event that it learns or has  reason to believe  that any person to whom Fund has given access to the System or the Remote Access Services has violated or intends to violate the terms of this  Agreement and will  cooperate with State Street in seeking injunctive or other equitable relief.  Fund agrees to discontinue use of the System and Remote Access  Services,  if requested,  for any security reasons cited by State Street.

   The System and Remote Access  Services  described  herein and the  databases,
computer   programs,   screen  formats,   report  formats,   interactive  design
techniques,   formulae,   processes,  systems,  software,  knowhow,  algorithms,
programs,  training aids, printed materials,  methods,  books,  records,  files, documentation  and other  information  made available to Fund by State Street as part of the Remote  Access  Services  and  through the use of the System and all copyrights,  patents, trade secrets and other proprietary rights of State Street related thereto are the exclusive,  valuable and confidential  property of State
Street and its relevant licensors (the "Proprietary  Information").  Fund agrees on its behalf and on behalf of its Authorized  Designees to keep the Proprietary
Information  confidential  and to limit access to its employees  and  Authorized
Designees  (under a similar duty of  confidentiality)  who require access to the
System for the purposes intended. In the event of termination of this Agreement,
Fund  will  return  to State  Street  all  copies  of  documentation  and  other
Proprietary Information in its possession or in the possession of its Authorized
Designees.  The  foregoing  shall not apply to  Proprietary  Information  in the public domain or required by law to be made public.

   Fund agrees to use the Remote Access  Services  only in  connection  with the proper purposes of this  Agreement.  Fund will not, and will cause its employees and Authorized Designees not to, (i) permit any third party to use the System or the Remote Access Services, (ii) sell, rent, license or otherwise use the System or the Remote Access  Services in the  operation of a service  bureau or for any purpose other than as expressly  authorized under this Agreement,  (iii) use the
System or the Remote  Access  Services for any fund,  trust or other  investment vehicle  without the prior  written  consent of State  Street,  or (iv) allow or cause any information transmitted from State Street's databases,  including data from third  party  sources,  available  through  use of the System or the Remote
Access Services,  to be redistributed or retransmitted for other than use for or on behalf of Fund, as State Street's Customer.

   Fund will not, and will cause its employees and Authorized  Designees not to, modify the System in any way, enhance or otherwise create derivative works based upon the System,  nor will Fund or its Authorized  Designees  reverse  engineer, decompile or otherwise  attempt to secure the source code for all or any part of the System.

   Fund acknowledges that the disclosure of any Proprietary  Information,  or of any  information  which at law or  equity  ought to  remain  confidential,  will
immediately  give  rise  to  continuing   irreparable  injury  to  State  Street
inadequately  compensable  in  damages  at law and that  State  Street  shall be entitled to obtain immediate  injunctive relief against the breach or threatened breach of any of the  foregoing  undertakings,  in  addition  to any other legal remedies which may be available.

   State  Street  represents  and  warrants  that it is the owner of and has the right to grant  access to the System and to provide the Remote  Access  Services contemplated herein.  Because of the nature of computer  information  technology and the  necessity  of relying  upon third party  sources,  and data and pricing information  obtained from third parties,  the System and Remote Access Services are  provided  "AS IS", and Fund and its  Authorized  Designees  shall be solely responsible  for the  investment  decisions,  regulatory  reports and statements produced  using the  Remote  Access  Services.  State  Street  and its  relevant licensors will not be liable to Fund or its Authorized  Designees for any direct or indirect, special, incidental,  punitive or consequential damages arising out of or in any way connected  with the System or the Remote Access  Services,  nor shall  either  party be  responsible  for  delays or  nonperformance  under this
Agreement arising out of any cause or event beyond such party's control.

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, STATE STREET FOR ITSELF AND ITS
RELEVANT  LICENSORS  EXPRESSLY  DISCLAIMS ANY AND ALL WARRANTIES  CONCERNING THE
SYSTEM AND THE SERVICES TO BE RENDERED  HEREUNDER,  WHETHER  EXPRESS OR IMPLIED,
INCLUDING WITHOUT  LIMITATION ANY WARRANTY OF  MERCHANTIBILITY  OR FITNESS FOR A
PARTICULAR PURPOSE.

   State  Street  will  defend  or, at its  option,  settle  any claim or action brought  against  Fund to the  extent  that it is based upon an  assertion  that access to the System or use of the  Remote  Access  Services  by Fund under this
Agreement  constitutes  direct  infringement  of any  United  States  patent  or copyright or  misappropriation  of a trade  secret,  provided that Fund notifies
State Street  promptly in writing of any such claim or proceeding and cooperates with State Street in the defense of such claim or proceeding.  Should the System or the Remote Access Services or any part thereof  become,  or in State Street's opinion be likely to become,  the subject of a claim of infringement or the like under the patent or copyright or trade secret laws of the United  States,  State
Street shall have the right,  at State Street's sole option,  to (i) procure for
Fund the right to continue using the System or the Remote Access Services,  (ii)
replace or modify the System or the Remote Access Services so that the System or the Remote  Access  Services  becomes  noninfringing,  or (iii)  terminate  this
Agreement without further obligation.

SECTION 24.  SHAREHOLDER COMMUNICATIONS ELECTION

   SEC Rule 14b-2  requires  banks  which  hold  securities  for the  account of customers  to  respond to  requests  by  issuers  of  securities  for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the  beneficial  owner has  expressly  objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Fund to indicate  whether it  authorizes  the  Custodian  to provide the Fund's name, address,  and share position to requesting  companies whose  securities the Fund owns. If the Fund tells the Custodian  "no", the Custodian will not provide this information to requesting  companies.  If the Fund tells the Custodian  "yes" or does not check either "yes" or "no" below, the Custodian is required by the rule to treat  the Fund as  consenting  to  disclosure  of this  information  for all securities  owned by the Fund or any funds or accounts  established by the Fund.
For the Fund's protection,  the Rule prohibits the requesting company from using the Fund's name and address for any purpose other than corporate communications.
Please  indicate  below  whether the Fund consents or objects by checking one of the alternatives below.

   YES [X]     The Custodian is authorized to release the Fund's name,  address, and share positions.

   NO  [ ]     The  Custodian  is not  authorized  to release  the Fund's  name, address, and share positions.

   IN WITNESS  WHEREOF,  each of the parties has caused  this  instrument  to be executed in its name and behalf by its duly  authorized  representative  and its seal to be hereunder affixed as of *[date].

SBL FUND                                   FUND SIGNATURE ATTESTED TO BY:

By:    JAMES R. SCHMANK                    By:    CHRIS SWICKARD
       -------------------------------            ------------------------------
Name:  James R. Schmank                    Name:  Chris Swickard
       -------------------------------            ------------------------------
Title: President                           Title: Assistant Secretary
       -------------------------------            ------------------------------

SECURITY EQUITY FUND                       FUND SIGNATURE ATTESTED TO BY:

By:    JAMES R. SCHMANK                    By:    CHRIS SWICKARD
       -------------------------------            ------------------------------
Name:  James R. Schmank                    Name:  Chris Swickard
       -------------------------------            ------------------------------
Title: President                           Title: Assistant Secretary
       -------------------------------            ------------------------------

STATE STREET BANK AND TRUST COMPANY        SIGNATURE ATTESTED TO BY:

By:    ROBERT G. NOVELLANO                 By:    MARVIN RAU
       ------------------------------             ------------------------------
Name:  Robert G. Novellano                 Name:  Marvin Rau
       ------------------------------             ------------------------------
Title: Vice President                      Title: Vice President
       ------------------------------             ------------------------------

                                   SCHEDULE I

SBL FUND
*  Series G (Large Cap Growth Series)
*  Series L (Capital Growth Series)
*  Series Q (Small Cap Value Series)
*  Series T (Technology Series)
*  Series W (Main Street Growth and Income Series)

SECURITY EQUITY FUND
*  Large Cap Growth Series
*  Technology Series

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                  SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

                                                                 NON-MANDATORY
COUNTRY          SUBCUSTODIAN                                    DEPOSITORIES

Argentina        Citibank, N.A.                                       --

Australia        Westpac Banking Corporation                          --

Austria          Erste Bank der Öesterreichischen                     --
                 Sparkassen AG

Bahrain          HSBC Bank Middle East (as delegate of the            --
                 Hongkong and Shanghai Banking Corporation
                 Limited)

Bangladesh       Standard Chartered Bank                              --

Belgium          Fortis Bank NV/as.                                   --

Bermuda          The Bank of Bermuda Limited                          --

Bolivia          Citibank, N.A.                                       --

Botswana         Barclays Bank of Botswana Limited                    --

Brazil           Citibank, N.A.                                       --

Bulgaria         ING Bank N.V.                                        --

Canada           State Street Trust Company Canada                    --

Chile            Citibank, N.A.                                       --

People's         The Hongkong and Shanghai Banking                    --
Republic         Corporation Limited, Shanghai and
of China         Shenzhen branches

Colombia         Cititrust Colombia S.A.Sociedad                      --
                 Fiduciaria

Costa Rica       Banco BCT S.A.                                       --

Croatia          Privredana Banka Zagreb d.d                          --

Cyprus           The Cyprus Popular Bank Ltd.                         --

Czech            Ceskoslovenská Obchodni Banka, A.S.                  --
Republic

Denmark          Den Danske Bank                                      --

Ecuador          Citibank, N.A.                                       --

Egypt            Egyptian British Bank                                --
                 (as delegate of The Hongkong and Shanghai
                 Banking Corporation Limited)

Estonia          Hansabank                                            --

Finland          Merita Bank Plc                                      --

France           Paribas, S.A.                                        --

Germany          Dresdner Bank AG                                     --

Ghana            Barclays Bank of Ghana Limited                       --

Greece           National Bank of Greece S.A                   Bank of Greece,
                                                               System for
                                                               Monitoring
                                                               Transactions in
                                                               Securities in
                                                               Book-Entry Form

Hong Kong        Standard Chartered Bank                              --

Hungary          Citibank Rt.                                         --

Iceland          Icebank Ltd.                                         --

India            Deutsche Bank AG                                     --
                 The Hongkong and Shanghai Banking
                 Corporation Limited

Indonesia        Standard Chartered Bank                              --

Ireland          Bank of Ireland                                      --

Israel           Bank Hapoalim B.M.                                   --

Italy            Paribas, S.A.                                        --

Ivory Coast      Société Générale de Banques en Côte                  --
                 d'Ivoire

Jamaica          Scotiabank Jamaica Trust and Merchant                --
                 Bank, Ltd.

Japan            The Fuji Bank Limited                         Japan Securities
                 The Sumitomo Bank, Limited                    Depository Center
                                                               (JASDEC)

Jordan           HSBC Bank Middle East (as delegate of The            --
                 Hongkong and Shanghai Banking Corporation
                 Limited)

Kenya            Barclays Bank of Kenya Limited                       --

Republic         The Hongkong and Shanghai Banking                    --
of Korea         Corporation Limited

Latvia           A/s Hansabank                                        --

Lebanon          HSBC Bank Middle East                                --
                 (as delegate of The Hongkong and
                 Shanghai Banking Corporation Limited)

Lithuania        Vilniaus Bankas AB                                   --

Malaysia         Standard Chartered Bank Malaysia Berhad              --

Mauritius        The Hongkong and Shanghai Banking                    --
                 Corporation Limited

Mexico           Citibank Mexico, S.A.                                --

Morocco          Banque Commerciale du Maroc                          --

Namibia          (via) Standard Bank of South Africa                  --

Netherlands      MeesPierson N.V.                                     --

New Zealand      ANZ Banking Group (New Zealand) Limited              --

Norway           Christiania Bank og Kreditkasse, ASA                 --

Oman             HSBC Bank Middle East (as delegate of The            --
                 Hongkong and Shanghai Banking Corporation
                 Limited)

Pakistan         Deutsche Bank AG                                     --

Palestine        HSBC Bank Middle East (as delegate of The            --
                 Hongkong and Shanghai Banking Corporation
                 Limited)

Peru             Citibank, N.A.                                       --

Philippines      Standard Chartered Bank                              --

Poland           Citibank (Poland) S.A.                               --

Portugal         Banco Comercial Portugues                            --

Qatar            HSBC Bank Middle East                                --

Romania          ING Bank, N.V.                                       --

Russia           Credit Suisse First Boston, AO, Moscow               --
                 (as delegate of Credit Suisse First
                 Boston, Zurich)

Singapore        The Development Bank of Singapore Ltd.               --

Slovak           Ceskoslovenska Obchodná Banka A.S.                   --
Republic

Slovenia         Bank Austria Creditanstalt d.d. Ljubljana            --

South Africa     Standard Bank of South Africa Limited                --

Spain            Banco Santander Central Hispano, S.A.                --

Sri Lanka        The Hongkong and Shanghai Banking                    --
                 Corporation Limited

Swaziland        Standard Bank Swaziland Limited                      --

Sweden           Skandinaviska Enskilda Banken                        --

Switzerland      UBS AG                                               --

Taiwan -         Central Trust of China                               --
R.O.C.

Thailand         Standard Chartered Bank                              --

Trinidad         Republic Bank Ltd.                                   --
& Tobago

Tunisia          Banque Internationale Arabe de Tunisie               --

Turkey           Citibank, N.A.                                       --

Ukraine          ING Bank, Ukraine                                    --

United           State Street Bank and Trust Company,                 --
Kingdom          London Branch

Uruguay          BankBoston N.A.                                      --

Venezuela        Citibank, N.A.                                       --

Vietnam          The Hongkong and Shanghai                            --
                 Banking Corporation Limited

Zambia           Barclays Bank of Zambia Limited                      --

Zimbabwe         Barclays Bank of Zimbabwe Limited                    --

Euroclear        (The Euroclear System)/State Street
                 London Limited

Cedelbank,       (Cedel Bank, société anonyme)/
S.A.             State Street London Limited

INTERSETTLE (for EASDAQ Securities)

                                   STATE STREET                       SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                             MANDATORY DEPOSITORIES

COUNTRY             MANDATORY DEPOSITORIES

Argentina           -Caja de Valores S.A.

Australia           -Austraclear Limited;
                    -Reserve Bank Information and Transfer System

Austria             -Öesterreichische Kontrollbank AG (Wertpapiersammelbank
                     Division)

Belgium             -Caisse Interprofessionnelle de Dépôts et de Virement de
                     Titres S.A.;
                    -Banque Nationale de Belgique

Brazil              -Companhia Brasileira de Liquidaçao e Custódia

Bulgaria            -Central Depository AD
                    -Bulgarian National Bank

Canada              -The Canadian Depository for Securities Limited

Chile               -Deposito Central de Valores S.A.

People's            -Shanghai Securities Central Clearing and Registration
Republic             Corporation;
of China            -Shenzhen Securities Central Clearing Co., Ltd.

Colombia            -Deposito Centralizado de Valores

Costa Rica          -Central de Valores S.A.

Croatia             Ministry of Finance; - National Bank of Croatia; Središnja
                    Depozitarna Agencija

Czech               --Stredisko cenných papíru;
Republic            -Czech National Bank

Denmark             -Værdipapircentralen (The Danish Securities Center)

Egypt               -Misr Company for Clearing, Settlement, and Central
                     Depository

Estonia             -Eesti Väärtpaberite Keskdepositooruim

Finland             -The Finnish Central Securities Depository

France              -Société Interprofessionnelle pour la Compensation des
                     Valeurs Mobilières

Germany             -The Deutscher Börse Clearing AG

Greece              -The Central Securities Depository (Apothetirion Titlon AE)

Hong Kong           -The Central Clearing and Settlement System;
                    -Central Money Markets Unit

Hungary             -Központi Elszámolóház es Értékátr (Budapest) Rt. (KELER)
                     [MANDATORY FOR GOV'T BONDS AND DEMATERIALIZED EQUITIES
                     ONLY; SSB DOES NOT USE FOR OTHER SECURITIES]

India               -The National Securities Depository Limited; Central
                     Depository Services India Limited
                    -Reserve Bank of India

Indonesia           -Bank Indonesia
                    -PT Kustodian Sentral Efek Indonesia

Ireland             -The Central Bank of Ireland, Securities Settlement Office

Israel              -The Tel Aviv Stock Exchange Clearing House Ltd.
                     (TASE Clearinghouse)
                    -Bank of Israel (As part of the TASE Clearinghouse system)

Italy               -Monte Titoli S.p.A.;
                    -Banca d'Italia

Ivory Coast         -Depositaire Central - Banque de Reglement

Jamaica             -Jamaica Central Securities Depository

Japan               -Bank of Japan Net System

Kenya               -Central Bank of Kenya

Republic of         -Korea Securities Depository Corporation
Korea

Latvia              -The Latvian Central Depository

Lebanon             -The Custodian and Clearing Center of Financial Instruments
                     for Lebanon and the Middle East (MIDCLEAR) S.A.L.;
                    -The Central Bank of Lebanon

Lithuania           -The Central Securities Depository of Lithuania

Malaysia            -The Malaysian Central Depository Sdn. Bhd.;
                    -Bank Negara Malaysia, Scripless Securities Trading and
                     Safekeeping Systems

Mauritius           -The Central Depository & Settlement Co. Ltd.

Mexico              -S.D. INDEVAL, S.A. de C.V.(Instituto para el Depósito de
                     Valores);

Morocco             -Maroclear

The Netherlands     -Nederlands Centraal Instituut voor Giraal Effectenverkeer
                     B.V. (NECIGEF)

New Zealand         -New Zealand Central Securities Depository Limited

Norway              -Verdipapirsentralen (the Norwegian Registry of Securities)

Oman                -Muscat Securities Market Depository & Securities
                     Registration Company

Pakistan            -Central Depository Company of Pakistan Limited; State Bank
                     of Pakistan

Palestine           -The Palestine Stock Exchange

Peru                -Caja de Valores y Liquidaciones; CAVALI ICLV S.A.

Philippines         -The Philippines Central Depository Inc.
                    -The Registry of Scripless Securities (ROSS) of the Bureau
                     of the Treasury

Poland              -The National Depository of Securities (Krajowy Depozyt
                     Papierów Wartosciowych SA);
                    -Central Treasury Bills Registrar

Portugal            -Central de Valores Mobiliários

Qatar               -Doha Securities Market

Romania             -National Securities Clearing, Settlement and Depository Co.;
                    -Bucharest Stock Exchange Registry Division;
                    -National Bank of Romania

Singapore           -Central Depository (Pte)Limited;
                    -Monetary Authority of Singapore

Slovak Republic     -Stredisko cenných papierov SR Bratislava, a.s.;
                    -National Bank of Slovakia

Slovenia            -Klirinsko Depotna Druzba d.d.

South Africa        -The Central Depository Limited; Strate Ltd.

Spain               -Servicio de Compensación y Liquidación de Valores, S.A.;
                    -Banco de España; Central de Anotaciones en Cuenta

Sri Lanka           -Central Depository System (Pvt) Limited

Sweden              -Värdepapperscentralen VPC AB (the Swedish Central
                     Securities Depository)

Switzerland         -SIS  SegaIntersettle

Taiwan - R.O.C.     -The Taiwan Securities Central Depository Company, Ltd.

Thailand            -Thailand Securities Depository Company Limited

Tunisia             - Société Tunisienne Interprofessionelle de Compensation et
                      de Dépôt de Valeurs Mobilières

Turkey              -Takas ve Saklama Bankasi A.S. (TAKASBANK)
                    -Central Bank of Turkey

Ukrain              -The National Bank of Ukraine

United Kingdom      -The Bank of England, The Central Gilts Office; The Central
                     Moneymarkets Office

Venezuela           -Central Bank of Venezuela

Zambia              -LuSE Central Shares Depository Limited
                    -Bank of Zambia

*Mandatory  depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice

                                   SCHEDULE C

THE GUIDE TO CUSTODY                An overview of  safekeeping  and  settlement
IN WORLD MARKETS                    practices  and  procedures in each market in
(annually)                          which State  Street  Bank and Trust  Company
                                    offers custodial services.

GLOBAL CUSTODY NETWORK REVIEW       Information   relating   to  the   operating
(annually)                          history and  structure of  depositories  and
                                    subcustodians  located  in  the  markets  in
                                    which State  Street  Bank and Trust  Company
                                    offers   custodial    services,    including
                                    transnational depositories.

GLOBAL LEGAL SURVEY                 With  respect to each  market in which State
(annually)                          Street   Bank  and  Trust   Company   offers
                                    custodial  services,  opinions  relating  to
                                    whether  local law restricts (i) access of a
                                    fund's  independent  public  accountants  to
                                    books and records of a Foreign Sub-Custodian
                                    or  Foreign  Securities  System,   (ii)  the
                                    Fund's  ability  to  recover in the event of
                                    bankruptcy   or   insolvency  of  a  Foreign
                                    Sub-Custodian or Foreign  Securities System,
                                    (iii) the  Fund's  ability to recover in the
                                    event of a loss by a  Foreign  Sub-Custodian
                                    or Foreign  Securities  System, and (iv) the
                                    ability  of a foreign  investor  to  convert
                                    cash and cash equivalents to U.S. dollars.

SUBCUSTODIAN AGREEMENTS             Copies of the  subcustodian  contracts State
(annually)                          Street  Bank and Trust  Company  has entered
                                    into with each  subcustodian  in the markets
                                    in which State Street Bank and Trust Company
                                    offers subcustody  services to its US mutual
                                    fund clients.

Network Bulletins (weekly):         Developments of interest to investors in the
                                    markets in which State Street Bank and Trust
                                    Company offers custodial services.

Foreign Custody Advisories          With  respect  to  markets  in  which  State
(as necessary):                     Street   Bank  and  Trust   Company   offers
                                    custodial  services  which  exhibit  special
                                    custody risks, developments which may impact
                                    State Street's  ability to deliver  expected
                                    levels of service.

                                   SCHEDULE D

                           System Product Description

                              STATE STREET INSIGHT

STATE STREET InSight provides  information  delivery and on-line access to State
Street.  STATE STREET InSight allows users a single point of entry into the many views of data created by the diverse systems and applications.  Reports and data
from  systems  such  as  Investment  Policy  Monitor,   Multicurrency   horizon,
Securities Lending, Performance & Analytics can be accessed through STATE STREET
InSight. This Internet-enabled application is designed to run from a Web browser and perform across low-speed data line or corporate high-speed backbones.  STATE
STREET InSight also offers users a flexible  toolset,  including an ad-hoc query function,  a custom  graphics  package,  a  report  designer,  and a  scheduling capability.  Data and reports offered through STATE STREET InSight will continue to  increase in direct  proportion  with the client roll out, as it is viewed as the information delivery system that will grow with our clients.

                        AMENDMENT NUMBER 1 TO SCHEDULE I

WHEREAS,  Security  Equity  Fund and SBL Fund (the  "Funds")  are  parties  to a
Custody Agreement (the "Agreement")  dated April 28, 2000 with State Street Bank and Trust Company on behalf of certain of their respective series; and

WHEREAS,  the Board of  Directors of the Funds at a meeting duly called and held on May 5,  2000  voted to  extend  the  Agreement  to  certain  other  series as specified in Amendment Number 1 to Schedule I hereto; and

WHEREAS,  Section 18 of the Agreement  provides that it may be extended to other series of the Funds by the written agreement of the parties;

NOW  THEREFORE,  the parties agree that the  Agreement  shall be extended to the
Series listed on Amendment Number 1 to Schedule I.

IN WITNESS  WHEREOF,  each of the  parties  have caused  this  instrument  to be executed in its name and behalf by its duly authorized  representative as of May
5, 2000.

SBL FUND                                   FUND SIGNATURE ATTESTED TO BY:

By:    JAMES R. SCHMANK                    By:    AMY J. LEE
       -------------------------------            ------------------------------
Name:  James R. Schmank                    Name:  Amy J. Lee
       -------------------------------            ------------------------------
Title: President                           Title: Secretary
       -------------------------------            ------------------------------

SECURITY EQUITY FUND                       FUND SIGNATURE ATTESTED TO BY:

By:    JAMES R. SCHMANK                    By:    AMY J. LEE
       -------------------------------            ------------------------------
Name:  James R. Schmank                    Name:  Amy J. Lee
       -------------------------------            ------------------------------
Title: President                           Title: Secretary
       -------------------------------            ------------------------------

STATE STREET BANK AND TRUST COMPANY        SIGNATURE ATTESTED TO BY:

By:    ROBERT G. NOVELLANO                 By:    MARVIN RAU
       ------------------------------             ------------------------------
Name:  Robert G. Novellano                 Name:  Marvin Rau
       ------------------------------             ------------------------------
Title: Vice President                      Title: Vice President
       ------------------------------             ------------------------------

SERIES WHICH ADOPTED THE AGREEMENT ON APRIL 28, 2000

SBL FUND
*  Series G (Large Cap Growth Series)
*  Series L (Capital Growth Series)
*  Series Q (Small Cap Value Series)
*  Series T (Technology Series)
*  Series W (Main Street Growth and Income Series)

SECURITY EQUITY FUND
*  Large Cap Growth Series
*  Technology Series

SERIES ADOPTING THE AGREEMENT ON MAY 5, 2000

SBL FUND
*  Series D (Global Series)
*  Series I (International Series)
*  Series K (Global Strategic Income Series)
*  Series M (Global Total Return Series)
*  Series N (Managed Asset Allocation Series)
*  Series O (Equity Income Series)

SECURITY EQUITY FUND
*  Global Series
*  International Series

                        AMENDMENT TO CUSTODIAN AGREEMENT

   This Amendment to the Custodian  Agreement is made as of June 29, 2001 by and between each of the registered  investment  companies listed on Exhibit A hereto
(each a "fund" and such fund or series of a fund hereinafter  referred to as the
"Fund") and State Street Bank and Trust Company (the  "Custodian").  Capitalized
terms  used in this  Amendment  without  definition  shall  have the  respective meanings given to such terms in the Contract referred to below.

   WHEREAS,  the Fund and State Street entered into a Custodian  Agreement dated as of April 28, 2000 (the "Contract"); and

   WHEREAS, the Fund is authorized to issue shares in separate series, with each such series  representing  interests in a separate  portfolio of securities  and other  assets,  and the Fund has made each such series  subject to the  Contract
(each such series, together with all other series subsequently  established by a
Fund and made  subject to the  Contract in  accordance  with the terms  thereof, shall be referred to as a "Portfolio," and, collectively, the "Portfolios"); and

   WHEREAS,  the Fund and State Street desire to amend certain provisions of the
Contract to reflect  revisions to Rule 17f-5 ("Rule  17f-5") and the adoption of
Rule 17f-7 ("Rule 17f-7")  promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS,  the Fund and State Street desire to amend and restate certain other provisions  of the  Contract  relating  to the  custody of assets of each of the
Portfolios held outside of the United States.

   NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements  hereinafter  contained,  the  parties  hereby  agree  to  amend  the
Contract, pursuant to the terms thereof, as follows:

I.    Sections 3 and 4 of the Contract are hereby deleted.

II.   New Sections 3 and 4 of the Contract are hereby added, as of the effective date of this Amendment, as set forth below.

SECTION 3.  PROVISIONS RELATING TO RULE 17F-5

   3.1.  DEFINITIONS.  Capitalized  terms  in  this  Amendment  shall  have  the following meanings:

"Country  Risk" means all factors  reasonably  related to the  systemic  risk of holding Foreign Assets in a particular  country  including,  but not limited to, such  country's  political  environment,  economic and financial  infrastructure
(including  any  Eligible  Securities  Depository  operating  in  the  country), prevailing  or  developing  custody  and  settlement  practices,  and  laws  and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule
17f-5,  including a majority-owned  direct or indirect subsidiary of a U.S. Bank
(as defined in Rule 17f-5),  a bank holding company meeting the  requirements of an  Eligible  Foreign  Custodian  (as  set  forth  in  Rule  17f-5  or by  other appropriate action of the U.S.  Securities and Exchange Commission (the "SEC")),
or a foreign  branch of a Bank (as  defined in Section  2(a)(5) of the 1940 Act)
meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

"Eligible Securities  Depository" has the meaning set forth in section (b)(1) of
Rule 17f-7.

"Foreign  Assets" means any of the Portfolios'  investments  (including  foreign currencies)  for which the primary  market is outside the United States and such cash and cash  equivalents in amounts deemed by Fund to be reasonably  necessary to effect the Portfolios' transactions in such investments.

"Foreign  Custody  Manager" has the meaning set forth in section  (a)(3) of Rule
17f-5.

   3.2.  DELEGATION  TO STATE STREET AS FOREIGN  CUSTODY  MANAGER.  The Fund, by
resolution adopted by its Board of Directors (the "Board"),  hereby delegates to
State Street,  subject to Section (b) of Rule 17f-5,  the  responsibilities  set forth in this Section 3 with respect to Foreign  Assets of the  Portfolios  held outside the United States,  and State Street hereby  accepts such  delegation as
Foreign Custody Manager with respect to the Portfolios.

   3.3. COUNTRIES COVERED.  The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this  Contract,  which list of countries may be amended from time to time by the
Fund with the  agreement of the Foreign  Custody  Manager.  The Foreign  Custody
Manager shall list on Schedule A the Eligible Foreign Custodians selected by the
Foreign Custody Manager to maintain the assets of the Portfolios,  which list of
Eligible  Foreign  Custodians  may be  amended  from  time to  time in the  sole discretion of the Foreign  Custody  Manager.  The Foreign  Custody  Manager will provide amended versions of Schedule A in accordance with Section 3.6 hereof.

Upon the  receipt by the  Foreign  Custody  Manager of  Instructions  to open an account or to place or maintain  Foreign  Assets in a country listed on Schedule
A,  and the  fulfillment  by the  Fund,  on  behalf  of the  Portfolios,  of the applicable  account opening  requirements for such country,  the Foreign Custody
Manager  shall be deemed to have  been  delegated  by the Board on behalf of the
Portfolios  responsibility  as  Foreign  Custody  Manager  with  respect to that country and to have accepted such delegation. Execution of this Amendment by the
Fund  shall be deemed to be a  Instruction  to open an  account,  or to place or maintain  Foreign  Assets,  in each country  listed on Schedule A in which State
Street has previously  placed or currently  maintains Foreign Assets pursuant to the terms of the Contract.  Following the receipt of Instructions  directing the
Foreign  Custody  Manager to close the account of a Portfolio  with the Eligible
Foreign  Custodian  selected  by the  Foreign  Custody  Manager in a  designated country, the delegation by the Board on behalf of the Portfolios to State Street as  Foreign  Custody  Manager  for that  country  shall be  deemed  to have been withdrawn  and State Street shall  immediately  cease to be the Foreign  Custody
Manager of the Portfolios with respect to that country.

The  Foreign   Custody   Manager  may  withdraw  its   acceptance  of  delegated
responsibilities with respect to a designated country upon written notice to the
Fund.  Thirty days (or such longer period to which the parties agree in writing)
after receipt of any such notice by the Fund, State Street shall have no further responsibility  in its  capacity  as  Foreign  Custody  Manager to the Fund with respect to the country as to which State  Street's  acceptance  of delegation is withdrawn.

   3.4. SCOPE OF DELEGATED RESPONSIBILITIES:

      (a) SELECTION OF ELIGIBLE FOREIGN CUSTODIANS. Subject to the provisions of
Section 3, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible  Foreign  Custodian  selected by the Foreign Custody
Manager in each country  listed on Schedule A, as amended from time to time.  In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian,  the Foreign Custody
Manager shall  determine  that the Foreign  Assets will be subject to reasonable care,  based on the  standards  applicable to custodians in the country in which the  Foreign  Assets  will be held by that  Eligible  Foreign  Custodian,  after considering all factors  relevant to the safekeeping of such assets,  including, without limitation the factors specified in Rule 17f-5(c)(1).

      (b)  CONTRACTS  WITH  ELIGIBLE  FOREIGN  CUSTODIANS.  The Foreign  Custody
Manager  shall  determine  that  the  contract  governing  the  foreign  custody arrangements  with each  Eligible  Foreign  Custodian  selected  by the  Foreign
Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

      (c)  MONITORING.  In each  case  in  which  the  Foreign  Custody  Manager maintains  Foreign  Assets with an Eligible  Foreign  Custodian  selected by the
Foreign Custody  Manager,  the Foreign Custody Manager shall have  established a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign  Custodian and (ii) performance of the contract  governing the custody  arrangements  established by the Foreign  Custody  Manager with the
Eligible Foreign Custodian.  In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.6 hereunder.

   3.5. GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY. For purposes of this
Section 3, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and  maintaining  the Foreign Assets in each country for which State Street is serving as Foreign  Custody Manager of the Portfolios.

   3.6.  REPORTING  REQUIREMENTS.  The Foreign  Custody Manager shall report the withdrawal  of the Foreign  Assets from an Eligible  Foreign  Custodian  and the placement of such  Foreign  Assets with another  Eligible  Foreign  Custodian by providing to the Board an amended  Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written  quarterly  reports notifying the Board of any other material change in the foreign custody  arrangements of the Portfolios  described in this
Section 3 after the occurrence of the material change.

   3.7.  STANDARD  OF  CARE  AS  FOREIGN  CUSTODY  MANAGER  OF A  PORTFOLIO.  In
performing the  responsibilities  delegated to it, the Foreign  Custody  Manager agrees to exercise  reasonable  care,  prudence and  diligence  such as a person having  responsibility  for the  safekeeping of assets of management  investment companies registered under the 1940 Act would exercise.

   3.8.  REPRESENTATIONS WITH RESPECT TO RULE 17F-5. The Foreign Custody Manager
represents  to the Fund that it is a U.S.  Bank as defined in section  (a)(7) of
Rule 17f-5.  The Fund  represents to State Street that the Board has  determined that it is  reasonable  for the  Board to rely on State  Street to  perform  the responsibilities  delegated  pursuant to this  Contract  to State  Street as the
Foreign Custody Manager of the Portfolios.

   3.9.  EFFECTIVE  DATE AND  TERMINATION  OF STATE  STREET AS  FOREIGN  CUSTODY
MANAGER.  The Board's  delegation to State Street as Foreign  Custody Manager of the  Portfolios  shall be  effective  as of the date hereof and shall  remain in effect until terminated at any time, without penalty, by written notice from the
terminating  party  to  the  non-terminating  party.   Termination  will  become
effective  thirty (30) days after receipt by the  non-terminating  party of such notice.  The provisions of Section 3.3 hereof shall govern the delegation to and termination of State Street as Foreign  Custody  Manager of the Portfolios  with respect to designated countries.

   3.10.  ANALYSIS AND  MONITORING.  State Street shall (a) provide the Fund (or its  duly-authorized  investment manager or investment adviser) with an analysis of the custody  risks  associated  with  maintaining  assets  with the  Eligible
Securities  Depositories  set  forth on  Schedule  B hereto in  accordance  with section  (a)(1)(i)(A) of Rule 17f-7,  and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its  duly-authorized  investment manager or investment  adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

   3.11.  STANDARD OF CARE.  State Street  agrees to exercise  reasonable  care, prudence and diligence in performing the duties set forth in Section 3.10.

SECTION 4  PROVISIONS  RELATING  TO CUSTODY OF ASSETS  HELD  OUTSIDE  THE UNITED
STATES

   4.1.  DEFINITIONS.  Capitalized  terms  in  this  Section  4 shall  have  the following meanings:

"Foreign  Securities System" means an Eligible  Securities  Depository listed on
Schedule B hereto.

"Foreign  Sub-Custodian"  means a  foreign  banking  institution  serving  as an
Eligible Foreign Custodian.

   4.2.  HOLDING  SECURITIES.  State  Street  shall  identify  on its  books  as belonging  to the  Portfolios  the  foreign  securities  held  by  each  Foreign
Sub-Custodian  or Foreign  Securities  System.  State  Street  may hold  foreign securities for all of its customers,  including the Portfolios, with any Foreign
Sub-Custodian  in an account that is identified as belonging to State Street for the benefit of its customers,  provided  however,  that (i) the records of State
Street with respect to foreign securities of the Portfolios which are maintained in such account shall identify  those  securities as belonging to the Portfolios and (ii) to the  extent  permitted  and  customary  in the  market  in which the account is maintained, State Street shall require that securities so held by the
Foreign  Sub-Custodian  be held  separately  from  any  assets  of such  Foreign
Sub-Custodian or of other customers of such Foreign Sub-Custodian.

   4.3. FOREIGN SECURITIES SYSTEMS.  Foreign securities shall be maintained in a
Foreign  Securities  System  in  a  designated   country  through   arrangements
implemented by State Street or a Foreign Sub-Custodian,  as applicable,  in such country.

   4.4. TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

   4.4.1.  DELIVERY OF FOREIGN ASSETS.  State Street or a Foreign  Sub-Custodian
   shall release and deliver foreign  securities of the Portfolios held by State
   Street  or such  Foreign  Sub-Custodian,  or in a Foreign  Securities  System
   account,  only  upon  receipt  of  Instructions,   which  may  be  continuing
   instructions  when  deemed  appropriate  by  the  parties,  and  only  in the following cases:

      (i)  upon  the  sale of such  foreign  securities  for  the  Portfolio  in accordance  with  commercially  reasonable  market  practice  in  the country where such foreign securities are held or traded,  including, without  limitation:  (A) delivery  against  expectation of receiving later  payment;  or (B) in the  case  of a sale  effected  through  a
           Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

     (ii)  in  connection  with any  repurchase  agreement  related  to  foreign securities;

    (iii)  to the  depository  agent in connection  with tender or other similar offers for foreign securities of the Portfolios;

     (iv)  to the issuer  thereof or its agent when such foreign  securities are called, redeemed, retired or otherwise become payable;

      (v)  to the issuer  thereof,  or its agent,  for transfer into the name of
           State Street (or the name of the respective Foreign  Sub-Custodian or of any nominee of State Street or such Foreign  Sub-Custodian) or for exchange  for a  different  number  of bonds,  certificates  or other evidence  representing  the same  aggregate  face amount or number of units;

     (vi)  to brokers,  clearing banks or other clearing  agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign  Sub-Custodian shall have no responsibility or  liability  for  any  loss  arising  from  the  delivery  of  such securities prior to receiving  payment for such securities  except as may arise from the Foreign  Sub-Custodian's own negligence or willful misconduct;

    (vii)  for  exchange  or   conversion   pursuant  to  any  plan  of  merger,
           consolidation,  recapitalization,  reorganization  or readjustment of the  securities  of the issuer of such  securities,  or  pursuant  to provisions for conversion  contained in such securities,  or pursuant to any deposit agreement;

   (viii)  in the case of warrants,  rights or similar foreign  securities,  the surrender thereof in the exercise of such warrants, rights or similar
           securities  or  the  surrender  of  interim   receipts  or  temporary
           securities for definitive securities;

     (ix)  for  delivery as security in  connection  with any  borrowing  by the
           Portfolios requiring a pledge of assets by the Portfolios;

      (x)  in  connection  with  trading  in  options  and  futures   contracts,
           including delivery as original margin and variation margin;

     (xi)  in connection with the lending of foreign securities; and

    (xii)  for  any  other  purpose,  but  only  upon  receipt  of  Instructions specifying  the foreign  securities  to be  delivered  and naming the person or persons to whom delivery of such securities shall be made.

   4.4.2.  PAYMENT OF PORTFOLIO MONIES. Upon receipt of Instructions,  which may be continuing  instructions  when deemed  appropriate  by the parties,  State
   Street shall pay out, or direct the respective  Foreign  Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

      (i)  upon the purchase of foreign  securities  for the  Portfolio,  unless otherwise  directed by  Instructions,  by (A) delivering money to the seller  thereof or to a dealer  therefor (or an agent for such seller or dealer)  against  expectation of receiving  later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign  Securities  System, in accordance with the rules governing the operation of such Foreign Securities System;

     (ii)  in connection with the  conversion,  exchange or surrender of foreign securities of the Portfolio;

    (iii)  for  the  payment  of any  expense  or  liability  of the  Portfolio, including but not limited to the following payments: interest, taxes, investment  advisory  fees,  transfer  agency  fees,  fees under this
           Contract, legal fees, accounting fees, and other operating expenses;

     (iv)  for the  purchase  or sale of foreign  exchange  or foreign  exchange contracts for the Portfolio,  including transactions executed with or through State Street or its Foreign Sub-Custodians;

      (v)  in  connection  with  trading  in  options  and  futures   contracts,
           including delivery as original margin and variation margin;

     (vi)  for  payment of part or all of the  dividends  received in respect of securities sold short;

    (vii)  in connection  with the  borrowing or lending of foreign  securities;
           and

   (viii)  for  any  other  purpose,  but  only  upon  receipt  of  Instructions specifying  the  amount of such  payment  and  naming  the  person or persons to whom such payment is to be made.

   4.4.3.  MARKET CONDITIONS.  Notwithstanding any provision of this Contract to the  contrary,  settlement  and payment for Foreign  Assets  received for the account of the Portfolios  and delivery of Foreign Assets  maintained for the account of the  Portfolios  may be effected in accordance  with the customary established  securities trading or processing practices and procedures in the country  or  market  in which  the  transaction  occurs,  including,  without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such  purchaser or dealer) with the  expectation of receiving  later  payment  for such  Foreign  Assets from such  purchaser  or dealer.

   State Street shall provide to the Board the information described on Schedule
   C hereto with  respect to custody and  settlement  practices  in countries in which State Street employs a Foreign  Sub-Custodian  at the time or times set forth on such Schedule. State Street may revise Schedule C from time to time, provided that no such revision  shall result in the Board being provided with substantively less information than had been previously provided hereunder.

   4.5. REGISTRATION OF FOREIGN SECURITIES. The foreign securities maintained in the custody of a Foreign  Sub-Custodian  (other than bearer securities) shall be registered  in the  name of the  applicable  Portfolio  or in the  name of State
Street or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing,  and the Fund on behalf of such  Portfolio  agrees to hold any such nominee  harmless  from any liability as a holder of record of such foreign securities.  State Street or a Foreign  Sub-Custodian  shall not be obligated to accept  securities  on behalf of a  Portfolio  under the terms of this  Contract unless the form of such  securities  and the manner in which they are  delivered are in accordance with reasonable market practice.

   4.6. BANK ACCOUNTS.  State Street shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies)  deposited with
State Street. Where State Street is unable to maintain,  or market practice does not facilitate  the  maintenance  of, cash on the books of State Street,  a bank account or bank  accounts  shall be opened  and  maintained  outside  the United
States on behalf of a  Portfolio  with a  Foreign  Sub-Custodian.  All  accounts referred  to in this  Section  shall be subject  only to draft or order by State
Street (or, if applicable,  such Foreign  Sub-Custodian)  acting pursuant to the terms of this  Agreement to hold cash  received by or from or for the account of the  Portfolio.  Cash  maintained  on the books of State Street  (including  its branches, subsidiaries and affiliates),  regardless of currency denomination, is maintained in bank accounts  established  under, and subject to the laws of, The
Commonwealth of Massachusetts.

   4.7.  COLLECTION  OF INCOME.  State  Street shall use  reasonable  commercial efforts to collect  all income and other  payments  with  respect to the Foreign
Assets held hereunder to which the Portfolios shall be entitled and shall credit such  income,  as  collected,  to the  applicable  Portfolio.  In the event that extraordinary  measures are required to collect such income,  the Fund and State
Street shall consult as to such measures and as to the compensation and expenses of State Street relating to such measures.

   4.8. SHAREHOLDER RIGHTS. With respect to the foreign securities held pursuant to this  Section 4,  State  Street  will use  reasonable  commercial  efforts to facilitate the exercise of voting and other shareholder  rights,  subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued.  The Fund  acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other  factors may have the effect of severely  limiting the ability of the Fund to exercise shareholder rights.

   4.9.  COMMUNICATIONS  RELATING  TO FOREIGN  SECURITIES.  State  Street  shall transmit  promptly to the Fund  written  information  with  respect to materials received by State  Street via the  Foreign  Sub-Custodians  from  issuers of the foreign  securities  being held for the  account of the  Portfolios  (including, without  limitation,  pendency of calls and maturities of foreign securities and expirations  of rights  in  connection  therewith).  With  respect  to tender or exchange  offers,  State  Street  shall  transmit  promptly to the Fund  written information  with  respect to materials so received by State Street from issuers of the foreign  securities  whose tender or exchange is sought or from the party
(or its agents) making the tender or exchange  offer.  State Street shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) State Street or the respective Foreign  Sub-Custodian is in actual  possession  of such foreign  securities or property and (ii) State
Street  receives  Instructions  with regard to the exercise of any such right or power,  and both (i) and (ii) occur at least  three  business  days prior to the date on which State Street is to take action to exercise such right or power.

   4.10. LIABILITY OF FOREIGN  SUB-CUSTODIANS.  Each agreement pursuant to which
State Street  employs a Foreign  Sub-Custodian  shall,  to the extent  possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its  duties,  and to  indemnify,  and hold  harmless,  State  Street from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's  performance of such obligations. At the Fund's  election,  the Portfolios  shall be entitled to be subrogated to the
rights  of  State  Street  with   respect  to  any  claims   against  a  Foreign
Sub-Custodian  as a  consequence  of  any  such  loss,  damage,  cost,  expense, liability or claim if and to the extent that the  Portfolios  have not been made whole for any such loss, damage, cost, expense, liability or claim.

   4.11. TAX LAW. State Street shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, the Portfolios or State Street as custodian  of the  Portfolios  by the tax law of the United  States or of any
state or political  subdivision  thereof.  It shall be the responsibility of the
Fund to notify State Street of the obligations  imposed on the Fund with respect to the  Portfolios or State Street as custodian of the Portfolios by the tax law of  countries  other  than  those  mentioned  in the above  sentence,  including
responsibility   for   withholding   and  other  taxes,   assessments  or  other
governmental  charges,  certifications  and  governmental  reporting.  The  sole responsibility  of State  Street  with  regard  to such tax law  shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund  under the tax law of  countries  for which  the Fund has  provided  such information.

   4.12.  LIABILITY OF  CUSTODIAN.  Except as may arise from State  Street's own negligence or willful  misconduct or the  negligence or willful  misconduct of a
Sub-Custodian, State Street shall be without liability to the Fund for any loss, liability,  claim or expense  resulting from or caused by anything which is part of Country  Risk.  State  Street  shall be liable for the acts or omissions of a
Foreign  Sub-Custodian  to  the  same  extent  as  set  forth  with  respect  to sub-custodians  generally in the Contract and,  regardless of whether assets are maintained  in the custody of a Foreign  Sub-Custodian  or a Foreign  Securities
System,  State Street shall not be liable for any loss, damage,  cost,  expense, liability  or claim  resulting  from  nationalization,  expropriation,  currency restrictions,  or  acts  of war  or  terrorism,  or any  other  loss  where  the
Sub-Custodian has otherwise acted with reasonable care.

III.  Except  as  specifically  superseded  or  modified  herein,  the terms and provisions  of the  Contract  shall  continue to apply with full force and effect.  In the event of any  conflict  between the terms of the  Contract prior to this  Amendment and this  Amendment,  the terms of this Amendment shall  prevail.  If State  Street is  delegated  the  responsibilities  of
      Foreign Custody Manager pursuant to the terms of Section 3 hereof,  in the event of any conflict  between the  provisions  of Section 3 and Section 4 hereof, the provisions of Section 3 shall prevail.

   IN WITNESS  WHEREOF,  each of the  parties has caused  this  Amendment  to be executed in its name and behalf by its duly authorized  representative as of the date first above written.

SBL FUND                                  FUND SIGNATURE ATTESTED TO BY:

By:     JAMES R. SCHMANK                  By:     AMY J. LEE
        ------------------------------            ------------------------------
Name:   James R. Schmank                  Name:   Amy J. Lee
        ------------------------------            ------------------------------
Title:  President                         Title:  Secretary
        ------------------------------            ------------------------------

SECURITY EQUITY FUND

By:     JAMES R. SCHMANK                  By:     AMY J. LEE
        ------------------------------            ------------------------------
Name:   James R. Schmank                  Name:   Amy J. Lee
        ------------------------------            ------------------------------
Title:  President                         Title:  Secretary
        ------------------------------            ------------------------------

STATE STREET BANK AND TRUST COMPANY       SIGNATURE ATTESTED TO BY:

By:     ROBERT G. NOVELLANO               By:     BEVERLY Z. EDWARDS
        ------------------------------            ------------------------------
Name:   Robert G. Novellano               Name:   Beverly Z. Edwards
        ------------------------------            ------------------------------
Title:  Sr. Vice President                Title:  Vice President
        ------------------------------            ------------------------------

                                    EXHIBIT A

SBL FUND
   Series G (Large Cap Growth Series)
   Series L (Capital Growth Series)
   Series Q (Small Cap Value Series)
   Series T (Technology Series)
   Series W (Main Street Growth and Income Series)
   Series D (Global Series)
   Series I (International Series)
   Series K (Global Strategic Income Series)
   Series M (Global Total Return Series)
   Series N (Managed Asset Allocation Series)
   Series O (Equity Income Series)

SECURITY EQUITY FUND
   Large Cap Growth Series
   Technology Series
   Global Series
   International Series

                                                                      SCHEDULE A

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                         ELIGIBLE FOREIGN SUBCUSTODIANS

COUNTRY                    ELIGIBLE FOREIGN SUBCUSTODIAN
-------                    -----------------------------

Argentina                  Citibank, N.A.

Australia                  Westpac Banking Corporation

Austria                    Erste Bank der Österreichischen Sparkassen AG

Bahrain                    HSBC Bank Middle East
                           (as delegate of The Hongkong and Shanghai
                           Banking Corporation Limited)

Bangladesh                 Standard Chartered Bank

Belgium                    Fortis Bank nv-sa

Bermuda                    The Bank of Bermuda Limited

Bolivia                    Citibank, N. A.

Botswana                   Barclays Bank of Botswana Limited

Brazil                     Citibank, N.A.

Bulgaria                   ING Bank N.V.

Canada                     State Street Trust Company Canada

Chile                      BankBoston, N.A.

People's Republic          The Hongkong and Shanghai Banking Corporation
of China                   Limited, Shanghai and Shenzhen branches

Colombia                   Cititrust Colombia S.A. Sociedad Fiduciaria

Costa Rica                 Banco BCT S.A.

Croatia                    Privredna Banka Zagreb d.d

Cyprus                     The Cyprus Popular Bank Ltd.

Czech Republic             Ceskoslovenská Obchodní Banka, A.S.

Denmark                    Danske Bank A/S

Ecuador                    Citibank, N.A.

Egypt                      Egyptian British Bank S.A.E.
                           (as delegate of The Hongkong and Shanghai
                           Banking Corporation Limited)

Estonia                    Hansabank

Finland                    Merita Bank Plc.

France                     BNP Paribas, S.A.

Germany                    Dresdner Bank AG

Ghana                      Barclays Bank of Ghana Limited

Greece                     National Bank of Greece S.A.

Hong Kong                  Standard Chartered Bank

Hungary                    Citibank Rt.

Iceland                    Icebank Ltd.

India                      Deutsche Bank AG

                           The Hongkong and Shanghai Banking Corporation Limited

Indonesia                  Standard Chartered Bank

Ireland                    Bank of Ireland

Israel                     Bank Hapoalim B.M.

Italy                      BNP Paribas, Italian Branch

Ivory Coast                Société Générale de Banques en Côte d'Ivoire

Jamaica                    Scotiabank Jamaica Trust and Merchant Bank Ltd.

Japan                      The Fuji Bank, Limited

                           The Sumitomo Bank, Limited

Jordan                     HSBC Bank Middle East
                           (as delegate of The Hongkong and Shanghai
                           Banking Corporation Limited)

Kazakhstan                 HSBC Bank Kazakhstan

Kenya                      Barclays Bank of Kenya Limited

Republic of Korea          The Hongkong and Shanghai Banking Corporation Limited

Latvia                     A/s Hansabanka

Lebanon                    HSBC Bank Middle East
                           (as delegate of The Hongkong and Shanghai
                           Banking Corporation Limited)

Lithuania                  Vilniaus Bankas AB

Malaysia                   Standard Chartered Bank Malaysia Berhad

Mauritius                  The Hongkong and Shanghai Banking Corporation Limited

Mexico                     Citibank Mexico, S.A.

Morocco                    Banque Commerciale du Maroc

Namibia                    Standard Bank Namibia Limited

Netherlands                Fortis Bank (Nederland) N.V.

New Zealand                ANZ Banking Group (New Zealand) Limited

Nigeria                    Stanbic Merchant Bank Nigeria Limited

Norway                     Christiania Bank og Kreditkasse ASA

Oman                       HSBC Bank Middle East
                           (as delegate of The Hongkong and Shanghai
                           Banking Corporation Limited)

Pakistan                   Deutsche Bank AG

Palestine                  HSBC Bank Middle East
                           (as delegate of The Hongkong and Shanghai
                           Banking Corporation Limited)

Panama                     BankBoston, N.A.

Peru                       Citibank, N.A.

Philippines                Standard Chartered Bank

Poland                     Citibank (Poland) S.A.

Portugal                   Banco Comercial Português

Qatar                      HSBC Bank Middle East
                           (as delegate of The Hongkong and Shanghai
                           Banking Corporation Limited)

Romania                    ING Bank N.V.

Russia                     Credit Suisse First Boston AO - Moscow
                           (as delegate of Credit Suisse First Boston - Zurich)

Singapore                  The Development Bank of Singapore Limited

Slovak Republic            Ceskoslovenská Obchodní Banka, A.S.

Slovenia                   Bank Austria Creditanstalt d.d. - Ljubljana

South Africa               Standard Bank of South Africa Limited

Spain                      Banco Santander Central Hispano S.A.

Sri Lanka                  The Hongkong and Shanghai Banking Corporation Limited

Swaziland                  Standard Bank Swaziland Limited

Sweden                     Skandinaviska Enskilda Banken

Switzerland                UBS AG

Taiwan - R.O.C.            Central Trust of China

Thailand                   Standard Chartered Bank

Trinidad & Tobago          Republic Bank Limited

Tunisia                    Banque Internationale Arabe de Tunisie

Turkey                     Citibank, N.A.

Ukraine                    ING Bank Ukraine

United Kingdom             State Street Bank and Trust Company, London Branch

Uruguay                    BankBoston, N.A.

Venezuela                  Citibank, N.A.

Vietnam                    The Hongkong and Shanghai Banking Corporation Limited

Zambia                     Barclays Bank of Zambia Limited

Zimbabwe                   Barclays Bank of Zimbabwe Limited

01/31/01

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
          ELIGIBLE SECURITIES DEPOSITORIES OPERATING IN NETWORK MARKETS

COUNTRY                    ELIGIBLE SECURITIES DEPOSITORIES
-------                    --------------------------------

Argentina                  Caja de Valores S.A.

Australia                  Austraclear Limited

                           Reserve Bank Information and Transfer System

Austria                    Oesterreichische Kontrollbank AG
                           (Wertpapiersammelbank Division)

Belgium                    Caisse Interprofessionnelle de Dépôts et de Virements
                           de Titres, S.A.

                           Banque Nationale de Belgique

Brazil                     Companhia Brasileira de Liquidação e Custódia

                           Sistema Especial de Liquidação e de Custódia (SELIC)

                           Central de Custódia e de Liquidação Financeira
                           de Títulos Privados (CETIP)

Bulgaria                   Central Depository AD

                           Bulgarian National Bank

Canada                     Canadian Depository for Securities Limited

Chile                      Depósito Central de Valores S.A.

People's Republic          Shanghai Securities Central Clearing & Registration
of China                   Corporation

                           Shenzhen Securities Central Clearing Co., Ltd.

Colombia                   Depósito Centralizado de Valores

Costa Rica                 Central de Valores S.A.

Croatia                    Ministry of Finance

                           National Bank of Croatia

                           Središnja Depozitarna Agencija d.d.

Czech Republic             Stredisko cenných papíru

                           Czech National Bank

Denmark                    Værdipapircentralen (Danish Securities Center)

Egypt                      Misr for Clearing, Settlement, and Depository

Estonia                    Eesti Väärtpaberite Keskdepositoorium

Finland                    Finnish Central Securities Depository

France                     Société Interprofessionnelle pour la Compensation
                           des Valeurs Mobilières

Germany                    Clearstream Banking AG, Frankfurt

Greece                     Bank of Greece, System for Monitoring Transactions in
                           Securities in Book-Entry Form

                           Apothetirion Titlon AE - Central
                           Securities Depository

Hong Kong                  Central Clearing and Settlement System

                           Central Moneymarkets Unit

Hungary                    Központi Elszámolóház és Értéktár
                           (Budapest) Rt. (KELER)

India                      National Securities Depository Limited

                           Central Depository Services India Limited

                           Reserve Bank of India

Indonesia                  Bank Indonesia

                           PT Kustodian Sentral Efek Indonesia

Israel                     Tel Aviv Stock Exchange Clearing House Ltd.
                           (TASE Clearinghouse)

Italy                      Monte Titoli S.p.A.

Ivory Coast                Depositaire Central - Banque de Règlement

Jamaica                    Jamaica Central Securities Depository

Japan                      Japan Securities Depository Center (JASDEC)
                           Bank of Japan Net System

Kazakhstan                 Central Depository of Securities

Kenya                      Central Bank of Kenya

Republic of Korea          Korea Securities Depository

Latvia                     Latvian Central Depository

Lebanon                    Custodian and Clearing Center of
                           Financial Instruments for Lebanon
                           and the Middle East (Midclear) S.A.L.

                           Banque du Liban

Lithuania                  Central Securities Depository of Lithuania

Malaysia                   Malaysian Central Depository Sdn. Bhd.

                           Bank Negara Malaysia, Scripless Securities
                           Trading and Safekeeping System

Mauritius                  Central Depository and Settlement Co. Ltd.

                           Bank of Mauritius

Mexico                     S.D. INDEVAL (Instituto para el Depósito de Valores)

Morocco                    Maroclear

Netherlands                Nederlands Centraal Instituut voor
                           Giraal Effectenverkeer B.V. (NECIGEF)

New Zealand                New Zealand Central Securities Depository Limited

Nigeria                    Central Securities Clearing System Limited

Norway                     Verdipapirsentralen (Norwegian Central
                           Securities Depository)

Oman                       Muscat Depository & Securities
                           Registration Company, SAOC

Pakistan                   Central Depository Company of Pakistan Limited

                           State Bank of Pakistan

Palestine                  Clearing Depository and Settlement, a
                           department of the Palestine Stock Exchange

Peru                       Caja de Valores y Liquidaciones, Institución de
                           Compensación y Liquidación de Valores S.A

Philippines                Philippine Central Depository, Inc.

                           Registry of Scripless Securities
                           (ROSS) of the Bureau of Treasury

Poland                     National Depository of Securities
                           (Krajowy Depozyt Papierów Wartosciowych SA)

                           Central Treasury Bills Registrar

Portugal                   Central de Valores Mobiliários

Qatar                      Central Clearing and Registration (CCR),
                           a department of the Doha Securities Market

Romania                    National Securities Clearing,
                           Settlement and Depository Company

                           Bucharest Stock Exchange Registry Division

                           National Bank of Romania

Singapore                  Central Depository (Pte) Limited

                           Monetary Authority of Singapore

Slovak Republic            Stredisko cenných papierov

                           National Bank of Slovakia

Slovenia                   Klirinsko Depotna Druzba d.d.

South Africa               Central Depository Limited

                           Share Transactions Totally Electronic (STRATE) Ltd.

Spain                      Servicio de Compensación y Liquidación
                           de Valores, S.A.

                           Banco de España, Central de
                           Anotaciones en Cuenta

Sri Lanka                  Central Depository System (Pvt) Limited

Sweden                     Värdepapperscentralen VPC AB
                           (Swedish Central Securities Depository)

Switzerland                SegaIntersettle AG (SIS)

Taiwan - R.O.C.            Taiwan Securities Central Depository Co., Ltd.

Thailand                   Thailand Securities Depository Company Limited

Tunisia                    Société Tunisienne Interprofessionelle pour la
                           Compensation et de Dépôts des Valeurs Mobilières

Turkey                     Takas ve Saklama Bankasi A.S. (TAKASBANK)

                           Central Bank of Turkey

Ukraine                    National Bank of Ukraine

United Kingdom             Central Gilts Office and Central Moneymarkets Office

Venezuela                  Banco Central de Venezuela

Zambia                     LuSE Central Shares Depository Limited

                           Bank of Zambia

TRANSNATIONAL

Euroclear

Clearstream Banking AG

01/31/01

                                   SCHEDULE C

                               MARKET INFORMATION

PUBLICATION/TYPE OF INFORMATION     BRIEF DESCRIPTION
-------------------------------     -----------------
(FREQUENCY)

THE GUIDE TO CUSTODY                An overview of  safekeeping  and  settlement
IN WORLD MARKETS                    practices  and  procedures in each market in
(annually)                          which State  Street  Bank and Trust  Company
                                    offers custodial services.

GLOBAL CUSTODY NETWORK REVIEW       Information   relating   to  the   operating
(annually)                          history and  structure of  depositories  and
                                    subcustodians  located  in  the  markets  in
                                    which State  Street  Bank and Trust  Company
                                    offers   custodial    services,    including
                                    transnational depositories.

GLOBAL  LEGAL  SURVEY               With  respect to each  market in which State
(annually)                          Street   Bank  and  Trust   Company   offers
                                    custodial  services,  opinions  relating  to
                                    whether  local law restricts (i) access of a
                                    fund's  independent  public  accountants  to
                                    books and records of a Foreign Sub-Custodian
                                    or  Foreign  Securities  System,   (ii)  the
                                    Fund's  ability  to  recover in the event of
                                    bankruptcy   or   insolvency  of  a  Foreign
                                    Sub-Custodian or Foreign  Securities System,
                                    (iii) the  Fund's  ability to recover in the
                                    event of a loss by a  Foreign  Sub-Custodian
                                    or Foreign  Securities  System, and (iv) the
                                    ability  of a foreign  investor  to  convert
                                    cash and cash equivalents to U.S. dollars.

SUBCUSTODIAN AGREEMENTS             Copies of the  subcustodian  contracts State
(annually)                          Street  Bank and Trust  Company  has entered
                                    into with each  subcustodian  in the markets
                                    in which State Street Bank and Trust Company
                                    offers subcustody  services to its US mutual
                                    fund clients.

Network Bulletins (weekly):         Developments of interest to investors in the
                                    markets in which State Street Bank and Trust
                                    Company offers custodial services.

Foreign Custody Advisories          With  respect  to  markets  in  which  State
(as necessary):                     Street   Bank  and  Trust   Company   offers
                                    custodial  services  which  exhibit  special
                                    custody risks, developments which may impact
                                    State Street's  ability to deliver  expected
                                    levels of service.

                         AMENDMENT TO CUSTODY AGREEMENT

         This  Amendment  to the  Custodian  Agreement is made as of November 8,
2002 by the Funds and State Street Bank and Trust Company (the "State Street" or
the "Custodian").  Capitalized  terms used in this Amendment without  definition shall have the respective meanings given to such terms in the Agreement referred to below.

         WHEREAS,  the Funds and State Street entered into a Custodian Agreement dated April 28, 2000, as amended (the "Agreement"); and

         WHEREAS, the Funds and State Street desire to amend and restate Section
1 of the  Agreement  to reflect the fact that a  Portfolio  of a Fund might have more than one custodian; and

         WHEREAS,  the parties wish to add other  Portfolios of the Funds to the
Agreement  and Section 18 of the  Agreement  provides that it may be extended to other Portfolios by the written agreement of the parties.

         NOW  THEREFORE,  in  consideration  of the  foregoing,  and the  mutual covenants and  agreements  hereinafter  contained,  the parties  hereby agree to amend the Agreement, pursuant to the terms thereof, as follows:

I.       Section 1 of the Agreement Contract is hereby deleted.

II.      New Section 1 is hereby added to the Agreement, as set forth below.

Section 1.    EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT

Each Fund hereby  employs the  Custodian  as the  custodian of the assets of its respective  Portfolios,  including  securities  which the Fund, on behalf of the applicable  Portfolio  desires to be held in places  within  the  United  States
("DOMESTIC  SECURITIES") and securities it desires to be held outside the United
States   ("FOREIGN   securities").   Each  Fund  on  behalf  of  its  respective
Portfolio(s)  agrees  to  deliver  to the  Custodian  (a)  that  portion  of the securities and cash of the  Portfolios  designated by the Fund to be held by the
Custodian,  (b) all  payments  of  income,  payments  of  principal  or  capital distributions  received  by it with  respect  to such  securities  owned  by the
Portfolio(s) from time to time, and (c) such cash consideration  received by the
Fund for new or treasury shares of beneficial  interest of the Fund representing interests in the Portfolios  ("SHARES") as the Fund may desire to be held by the
Custodian.  The  Custodian  shall  not be  responsible  for  any  property  of a
Portfolio held or received by the Portfolio and not delivered to the Custodian.

Upon  receipt  of  "PROPER  INSTRUCTIONS"  (as such term is defined in Section 6 hereof), the Custodian shall on behalf of the applicable  Portfolio(s) from time to time employ one or more sub-custodians located in the United States, but only in accordance with an applicable vote by the Board of Directors of the Fund (the
"BOARD")  on  behalf  of the  applicable  Portfolio(s),  and  provided  that the
Custodian shall have no more or less  responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than if the action or omission was that of the Custodian itself. The Custodian may employ as sub-custodian  for the Fund's  foreign  securities  on behalf of the  applicable
Portfolio(s)   the  foreign   banking   institutions   and  foreign   securities
depositories  designated in Schedules A and B hereto but only in accordance with the applicable provisions of Sections 3 and 4.

III.     The  existing  Schedule  A is  hereby  deleted  and  replaced  with the
         Schedule A which accompanies this Amendment.

IV.      Except as  specifically  superseded or modified  herein,  the terms and provisions of the Agreement shall continue to apply with full force and effect. In the event of any conflict between the terms of the Agreement and this Amendment, the terms of this Amendment shall prevail.

         IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized  representative as of the date first above written.

SBL Fund                                       Fund signature attested to By:

By:          JAMES R. SCHMANK                  By:       AMY J. LEE
             ------------------------                    -----------------------
Name:        James R. Schmank                  Name:     Amy J. Lee

Title:       President                         Title:    Secretary

Security Equity Fund                           Fund signature attested to By:

By:          JAMES R. SCHMANK                  By:       AMY J. LEE
             ------------------------                    -----------------------
Name:        James R. Schmank                  Name:     Amy J. Lee

Title:       President                         Title:    Secretary

State Street Bank and Trust Company            Signature attested to By:

By:          ROBERT G. NOVELLANO               By:       B. Z. EDWARDS
             ------------------------                    -----------------------
Name:        Robert G. Novellano               Name:     Beverly Z. Edwards

Title:       Senior Vice President             Title:    Vice President

                                   SCHEDULE A

SBL FUND

o    Series G (Large Cap Growth Series)
o    Series Q (Small Cap Value Series)
o    Series T (Technology Series)
o    Series W (Main Street Growth and Income Series)
o    Series D (Global Series)
o    Series I (International Series)
o    Series N (Managed Asset Allocation Series)
o    Series O (Equity Income Series)
o    Series Z (Alpha Opportunity Series)
o    Series P (High Yield Series )

SECURITY EQUITY FUND

o    Large Cap Growth Series
o    Technology Series
o    Global Series
o    International Series
o    Alpha Opportunity Series